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                1999 Annual Report     U.S. Government Securities Fund

                                       Federal Securities Fund

                                       Diversified Income Fund

                                       High Income Fund

                                       Tax Exempt Insured Fund




[LOGO] SunAmerica
       Mutual Funds

     SunAmerica Income Funds Annual Report
     From the Sunamerica Fixed Income Investment Team

     Paul Kunz

     James McGrath

     John Risner

     Brian Wiese

     Dear Shareholders:

       Overall, the U.S. bond markets rallied, continuing the bullish trend in place since early 1997 and trading up even further as investors sought a haven of safety from worldwide economic uncertainty. This strong path was supported by an exuberant, low-inflation economy and an easier monetary policy. However, the year was split between the U.S. Treasury rally in the first half and the "spread sectors" (i.e. the corporate, mortgage, high yield and asset-backed sectors) rally in the second.

       General optimism about the domestic economy enabled the Federal Reserve Board to keep the Fed Funds target rate steady at 5.5% through most of the first half of the Funds' fiscal year. However, optimism turned to worry in early summer as concerns mounted that financial turmoil overseas would ultimately stall U.S. economic growth. Russia defaulted on its domestic debt; weak commodity prices dampened the economic outlook for Latin America; and the well-publicized economic instability in Asia continued. The bailout by a consortium of Wall Street firms of the hedge fund, Long Term Capital Management, added to investors' concerns. With global markets, including the U.S. equity market, rife with volatility, both foreign investors and domestic equity investors intensified their flight to quality, investing in the relative safety and stability of U.S. Treasuries. This, in turn, drove bond prices higher and the entire Treasury yield curve down to near 5% or below.

       Municipal bonds rallied as well, though not quite to the same extent. Corporate bonds, high yield bonds, and asset-backed securities, however, came under serious pressure with investor concerns about both a lack of liquidity and the negative domestic credit implications of the financial crisis in foreign markets. The mortgage-backed sector also lagged, as the expectation of high prepayments was renewed. Credit quality spreads reached their widest levels since the last recession.

       Citing the prospective effects the global crisis could have on the U.S. economy, the Federal Reserve Board stepped in by lowering interest rates in a series of three rapid bursts of 0.25% each from September 29th through November 17th. The moves worked to calm the financial markets, allowing the government bond markets to finish calendar 1998 with its best returns since 1995.

       U.S. Treasuries still outperformed other fixed income sectors for the fiscal year, with the 30-year Treasury bond yield falling by approximately 0.25% from March 31, 1998 to March 31, 1999 and ending the fiscal period at 5.68%. But they did suffer in the first quarter of 1999, as concerns over international turmoil lessened and investor demand for the higher yields offered by other fixed income sectors increased. Several events impacted the U.S. Treasury Index overseas, the Euro currency was born, Brazil devalued its currency, and NATO took military action in the Balkans. In the U.S., we saw heavy merger activity, booming debt origination, ongoing strength in U.S. economic indicators, and concerns that the Federal Reserve Board may have overextended. Two to five year Treasury yields rose, bringing the short-to-intermediate portion of the yield curve back to normalcy from the inverted shape created by the third calendar quarter flight to quality. Longer-term interest rates also moved higher. Municipal bond yields increased but only moderately, demonstrating less volatility than other fixed income sectors primarily because of their domestic investor base.

       In contrast, yield spreads in the corporate, mortgage, and asset-backed sectors tightened substantially with the return of liquidity to the fixed income markets in the first quarter 1999. Volatility seemed to decline with the unwinding of the global crisis environment. Their relative outperformance made what are known as the "spread sectors" even more attractive. Investors also returned to the high yield market, as liquidity concerns lessened and the IPO market re-opened.

       Internationally, bond markets were impacted by most of the same factors as the U.S. During the third calendar quarter of 1998, these markets were shaken by Russia defaulting on its domestic debt only weeks after entering into a new International Monetary Fund-assisted bailout. In response to signs of a global economic slowdown, central banks around the world eased monetary policy to stimulate credit expansion, triggering an extensive bond rally in the last months of 1998. However, European interest rates backed up in the first quarter of 1999, as a result of the same happening in the U.S.

       Looking ahead, we anticipate moderate U.S. GDP growth in the 4% range, low inflation of less than 2%, and a Federal Reserve Board on hold. This, along with lower interest rates overseas, contracting

     Treasury issuance, and international political unrest, should favor U.S. bonds and keep market rates moving within a fairly narrow range. For the near term, we expect yield spreads in the corporate, mortgage, asset-backed and high yield sectors to remain firm, as technicals strengthen. Over the longer term, we maintain our generally positive outlook on the U.S. fixed income markets, including the Treasury market.

       With this backdrop, we are pleased to present you with a portfolio review for each of the SunAmerica Income Funds on the following pages.

     SunAmerica U.S. Government Securities Fund

     Performance

             In spite of its conservative nature relative to other U.S. government funds, SunAmerica U.S. Government Securities Fund performed well. The Fund's Class A returned 4.91% compared to 5.29% for its Lipper category, for the one year ending March 31, 1999. (Neither return reflects a sales charge.) The Fund is defensively structured to outperform in a rising rate environment and underperform in a declining rate environment as compared to longer-duration portfolios. Given the economic environment of the fiscal year then, the Fund underperformed primarily because it had a shorter-than-benchmark duration for most of the year. At the same time, the Fund's shorter-duration portfolio is designed to and successfully was managed to maintain a relatively stable net asset value as well as a continuous income stream.

     Portfolio Review

             SunAmerica U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by investing primarily in securities issued or guaranteed by the U.S. government or any of its agencies. Normally, the Fund invests its assets in such a way as to minimize the impact of interest rate volatility. The Fund is neither insured nor guaranteed by the U.S. government.

             Your portfolio historically has been and for most of the year was structured with one-third of assets invested in premium mortgages, one-third in total return mortgages, and the remaining one-third in U.S. Treasuries. Mortgages underperformed U.S. Treasuries through much of 1998, as prepayments sped up in the low interest rate environment and as the widespread flight to quality favored Treasuries. But then during the first quarter of 1999, the Fund's overweighting in mortgages helped its relative performance, as the sector outperformed U.S. Treasuries. Premium mortgages provided high current income with reduced market price volatility virtually throughout.

     SunAmerica Federal Securities Fund

     Performance

             Lipper Analytics awarded the SunAmerica Federal Securities Fund its Performance Achievement Award (#1 ranking based on total return) for both 1997 and 1998. SunAmerica Federal Securities Fund continued this trend and performed extremely well for this annual period. The Fund's Class A returned 6.21% compared to 5.39% for its Lipper category, for the one year ending March 31, 1999. (Neither return reflects a sales charge.) This performance ranked the Fund in the top 3 of its 51 peers for its one-year performance through the end of the first calendar quarter, according to Lipper Analytical Services. It is also well worth noting that the Fund ranked in the top 5% of its peers for the three-year period and in the top 15% of its peers for the five-year period ending March 31, 1999.

             The Fund benefited significantly during the year from its overweighting in U.S. Treasuries. Its longer-than-benchmark duration for virtually the entire year also helped its outperformance, as interest rates fell through most of 1998.

     Portfolio Review

             SunAmerica Federal Securities Fund seeks current income, with capital appreciation as a secondary objective, by investing primarily in securities issued or guaranteed by the U.S. government or any of its agencies. Normally, the Fund invests its assets to maximize capital appreciation in a declining interest rate environment. A significant portion of the Fund's assets may be invested in mortgage-backed securities.

             As a global flight to quality during most of 1998 led to U.S. Treasury outperformance, your Fund's overweighting in this fixed income sector was most beneficial. As fears of worldwide recession moderated in the latter part of the fiscal year, the Fund sought to decrease its Treasury exposure in favor of investments in the mortgage sector. Mortgages offered higher current income with reduced market volatility.

             We intend to increase the Fund's allocation to the Treasury market during the remainder of 1999, while keeping the Fund's duration targets close to historical average. We believe U.S. Treasuries continue to offer both reasonable income and total return potential.

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     SunAmerica Diversified Income Fund

     Performance

             SunAmerica Diversified Income Fund Class A posted a loss of 8.75% compared to a loss of 0.54% for its Lipper category, for the one year ending March 31, 1999. (Neither return reflects a sales charge.) The category is comprised of multi-sector income funds, which encompass a variety of fixed income securities. The Diversified Income Fund primarily focuses on three sectors: high yield, foreign bonds, and U.S. high-grade debt.

             The Fund underperformed primarily because of its underweighted position in U.S. government securities, which were the highest performing fixed income sector for the fiscal year. The Fund also was impacted by its holdings in Latin America during the highly volatile third calendar quarter. Though riding somewhat of a roller coaster, high yield securities had a positive effect on the Fund's relative performance, as overseas pressures eased somewhat and the subsequent search for yield began to drive high yield bonds tighter to government yields from mid-fourth calendar quarter on through March.

     Portfolio Review

             SunAmerica Diversified Income Fund seeks a high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective. The Fund invests in a diversified portfolio of securities consisting of U.S. government securities, foreign government and corporate debt securities, and securities issued by domestic corporations, including lower-rated, high yield securities.

             During the prior fiscal year ending March 31, 1998, your Fund had particularly strong performance, completely avoiding the difficulties in the Asian markets and maintaining underweighted positions in Eastern Europe and Russia. The Fund's foreign securities remained overweighted in Latin America. Through September 1998, these securities performed well. But when the ripple effect of the global economic crisis reached Latin America in the third calendar quarter of 1998, the Fund's relative performance was hurt. While it is still too early to declare Brazil on the mend, the market appears to have stabilized, leading to a bounce in Latin America as a whole.

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             During late 1998 and its turbulent markets, the Fund suffered due to its underweighted position in U.S. Treasures when the flight to quality caused investors to favor the perceived safety and relative stability of U.S. Treasuries. In 1999, however, performance was helped by this underweighting in U.S. Government securities, when fears of global recession receded and U.S. Treasuries underperformed other fixed income sectors.

             High yield corporate securities began the fiscal year with historically tight credit spreads, which started to widen in June on weakness in Russia. When emerging markets fell in the third calendar quarter, so, too, did the high yield market, primarily due to a lack of liquidity. By November, the high yield market was already beginning to recover and the first quarter of 1999 saw a sharp rebound, with the rise in commodity prices boosting the energy and cyclical sectors and the concurrent rise in equity prices boosting the media and telecommunications sectors. The re-opening of the IPO market in early 1999 also enabled many high yield issuers, and the telecommunications companies in particular, to gain access to capital. This renewed liquidity, along with the income that this sector provides, kept high yield securities attractive.

             Going forward, we expect the search for yield that caused U.S. Treasuries to suffer in the latter part of the fiscal year to continue through the second quarter of 1999. We believe that this search, in turn, will drive selected emerging markets and high yield bonds tighter to government yields. Over the longer term, we believe international pressures remain, and thus we intend to gradually increase the Fund's allocation to U.S. government securities.

     Winners and Losers

             Among your Fund's winners were some of its largest holdings. These included United Mexican States and Telecom Argentina. Another strong performer was RSL Communications Ltd., a telephone company that benefited primarily from enhanced European revenues.

             The Fund's holdings in Federal Republic of Brazil, Paging Network Do Brazil, Tevecap (in the cable sector), and Transtel (in the telecommunications sector) did not do well during the fiscal year. However, we continue to hold each of these securities in the portfolio, as the underlying fundamentals of these issues remain in place and we are positive on the Latin American markets long term.

     SunAmerica High Income Fund

     Performance

             SunAmerica High Income Fund Class A posted a loss of 6.07% compared to a loss of 1.93% for its Lipper category, for the one year ending March 31, 1999. (Neither return reflects a sales charge.)

             In general, the Fund underperformed due to its untimely entry into the weak cyclical sectors, such as steel, paper, and chemicals. At the same time, underweighted positions in the energy, gaming, and healthcare sectors and overweighted positions in the defensively-oriented cable and media helped relative performance. The Fund's overweighting in the telecommunications sector had a mixed impact. As a whole, we believe that the companies in the Fund's portfolio still have strong fundamentals and generally good financial standing.

             While the performance of the high yield market and the Fund were disappointing, we are optimistic for the remainder of 1999. Some Y2K worries may temporarily dampen the high yield market in the fourth quarter of 1999, but we believe coupon income will remain attractive. Our only real concerns center on regulatory matters, as the healthcare, telecommunications, and cable industries each have significant regulatory items pending before Congress. In general, the high yield market is still moving upward from its autumn lows, and thus we believe this fixed income sector represents excellent value.

     Portfolio Review

             SunAmerica High Income Fund seeks maximum current income by investing primarily in high yield, high risk corporate bonds. We believe a high income investment may be an important component of a well-diversified portfolio and may provide a cushion during volatile stock markets.

             We maintained an overweighted position in the telecommunications sector. This sector remained strong, driven by high levels of merger and acquisition activity and rallying stock prices. Your portfolio benefited from this through our holdings in Comcast Cellular Holdings (acquired by SBC Communications), NTL Inc., and United International Holdings, the latter two of which were recipients of large equity investments from Microsoft. However, we sold some of the portfolio's more aggressive telecommunications holdings at significant profits in June 1998, given that high yield market spreads were tight at that time.

             With some of those profits, we increased the Fund's allocation to cyclical sector bonds, such as Sterling Chemicals. Unfortunately, when the emerging markets fell in the third quarter, so, too, did the cyclical sector along with the broader high yield market. And when the high yield market rallied back in the fourth quarter, cyclicals did not bounce back as quickly. It was not until the first quarter of 1999 when commodity prices began to rise that steel, paper, and chemical issues started to catch up.

             We increased the Fund's holdings in the energy sector in the second half of the fiscal year, buying when oil prices were at their lows. Having brought this sector from an underweight to a neutral market weighting benefited the Fund when oil prices rose in the first quarter of 1999.

             Throughout the fiscal year, we maintained an underweighting in the gaming sector, a decision based more on valuations than on fundamental concerns, and in the healthcare sector, where we preferred to remain with top-tier credits like Tenet Healthcare and Fresenius Medical Care Capital Trust, both BB credits. Overall, the Fund remained concentrated in B-rated high yield bonds as compared with a BB-rated bond concentration in the Merrill Lynch High Yield Master II Index.

     Winners and Losers

             Many of the Fund's best performing holdings were in the cable, cellular, and telecommunications sectors. These high yield winners included Echostar, a direct TV satellite company, Rhythms Netconnections, which specializes in digital subscriber lines
           (DSLs), and Splitrock Services, a telecommunications network provider. Other winners included Comcast Cellular Holdings, Intermedia Communications and Global Crossing Holdings.

             We sold Ionica, a U.K.-based telecommunications company at a loss. But certain other poor performers we still hold, as we continue to believe in their longer-term and underlying fundamental strengths. These include Southwest Royalties (a U.S. energy company), Vialog (a telecommunications company) and Acme Metals (a U.S. steel company).

             We do not anticipate any major changes in sector allocation in the near term. We will continue to seek attractive values through proprietary, bottom-up credit research and analysis.

     SunAmerica Tax Exempt Insured Fund

     Performance

             SunAmerica Tax Exempt Insured Fund performed notably well considering its conservative management strategy and greater focus on insured municipal bonds relative to other municipal debt funds. The Fund's Class A returned 4.55% compared to 5.02% for its Lipper category, for the one year ending March 31, 1999. (Neither return reflects a sales charge.)

             During the fiscal year, the municipal bond sector as a whole experienced tremendous new issuance supply, second in volume only to 1993. On the one hand, municipals lagged U.S. Treasuries for most of calendar 1998 due to the flight to quality created by overseas turmoil, and thus demand could not keep up with supply. On the other hand, this very same backdrop, along with a robust U.S. economy, created positives for municipal investors. Municipal bonds were less volatile than other fixed income sectors primarily because of their domestic investor base. Full tax revenue coffers and strong fiscal positions for state and local governments led to more credit quality upgrades than downgrades--by a ratio of about four to one.

             In the first quarter of 1999, the municipal market staged a comeback, as a weak government bond market and increased demand from retail investors and property and casualty companies allowed municipals to outperform. In fact, yields on tax-free bonds were actually somewhat higher than those of same-duration U.S. Treasuries on a taxable equivalent basis at the beginning of 1999 making them extremely attractive investments. Over the fiscal year, credit quality spreads tightened. Looking ahead, continued favorable state and local credit fundamentals and high municipal to Treasury yield ratios potentially allow municipals to continue their strong relative performance.

     Portfolio Review

             SunAmerica Tax Exempt Insured Fund seeks as high a level of current income exempt from Federal income taxes as is consistent with preservation of capital. The Fund normally invests at least 80% of its assets in Federally tax-free municipal bonds, of which at least 65% are insured as to the scheduled payment of principal and interest. The Fund is not insured by any independent parties or governmental entities.

             We continued to seek large, liquid deals, mostly in high tax states, such as New York. The Fund benefited from this strategy, as yield spreads on New York paper, for example, narrowed relative to the market as a whole at the end of 1998. We also concentrated over the period on issues from Illinois and Texas, where municipal bonds were trading at relatively cheap levels, and conversely avoided California and Connecticut, where low supply led to rich trading levels. We also sought to invest in more Index bonds, i.e. those included in the Lehman Brothers Municipal Bond Index, to more closely track the Index. Through most of the fiscal year, the Fund was underweighted in healthcare, as the sector has suffered, and housing, as interest rates fell and prepayments were high. The Fund was overweighted in water, sewer and other essential service issues and in general obligations.

             Your Fund's overall credit quality remained high, with approximately 90% of assets in "Aaa"-rated bonds or in bonds backed by publicly held municipal insurers such as American Municipal Bond Assurance Corp., Financial Guaranty Insurance Company and Municipal Bond Investors Assurance Corp. Such insurance minimizes volatility relative to uninsured municipal bonds. The Fund was diversified among 28 states plus Puerto Rico at the end of the fiscal year. The average duration of the Fund at March 31, 1999 was somewhat longer than the Index at 7.6 years.

             In the months ahead, we anticipate increasing the Fund's allocation to intermediate tax-free bonds. Property and casualty companies, which are usually large investors in these bonds, reduced their investments this past year as they were forced to make large payoffs in a number of natural disasters. This has made the supply/demand balance of these intermediate bonds attractive for investment.

     Winners and Losers

             The New York City bonds the Fund bought during the first half of the fiscal year performed well, as the City's credit was upgraded from BBB+ to A-. However, when fears of overdependence on Wall Street revenues grew during the fourth calendar quarter of 1998, we sold these bonds at a profit. Atlanta Water & Sewer, also purchased during this fiscal year, was another top performer.

             Non-callable bonds, which made up about 50% of the Fund's portfolio, were winners, offering great total return through most of 1998 and improving the overall quality of the portfolio throughout the fiscal year. These non-callable bonds tended to extend the portfolio's duration, which benefited the Fund during the declining interest rate environment.

             We are pleased to say that your Fund was not subject to many poorly performing municipal issues. However, one issue, Philadelphia Water & Sewer lagged, and so we sold it during the first quarter of 1999.

             In the months ahead, we anticipate increasing the Fund's allocation to intermediate tax-free bonds. Property and casualty companies, which are usually large investors in these bonds, reduced their investments this past year as they were forced to make large payoffs in a number of natural disasters. This has made the supply/demand balance of these intermediate bonds attractive for investment.

     If you would like additional information:

           [_] Call FastFacts--Call our 24 hour automated account and fund information hotline at 800-654-4760.
           [_] Visit SunAmerica on the World Wide Web. Visit our site at www.sunamericafunds.com for more up-to-date information.

                                 SunAmerica Mutual Funds
                          thanks you for your continued support.

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                                       13
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SunAmerica Money Market Fund
STATEMENT OF ASSETS AND LIABILITIES -- December 31, 1998

                          U.S. Government     Federal     Diversified      High       Tax Exempt
                          Securities Fund Securities Fund Income Fund  Income Fund   Insured Fund
                          --------------- --------------- -----------  ------------  ------------
ASSETS:
Investment securities,
 at value (identified
 cost $239,748,567;
 $54,974,471;
 $69,947,886;
 $215,776,172 and
 $92,751,658,
 respectively)..........   $236,822,350     $54,909,959   $59,170,032  $199,273,826  $100,057,023
Short-term securities,
 at value (identified
 cost $0; $0;
 $2,000,000; $0 and
 $1,100,000,
 respectively)..........            --              --      2,044,420           --      1,100,000
Repurchase agreements
 (cost equals market)...     24,806,000       9,369,000     2,331,000     6,223,000           --
Cash....................            303           1,008           621           --         58,758
Receivable for
 investments sold.......      5,886,213             --        368,633     2,430,468           --
Interest and dividends
 receivable.............      2,245,247         452,349     1,610,246     4,719,101     1,525,055
Receivable for shares of
 beneficial interest
 sold...................         74,722         359,683       111,584     1,260,722        83,261
Prepaid expenses........         24,885          27,654         2,400         9,957        19,116
                           ------------     -----------   -----------  ------------  ------------
 Total assets...........    269,859,720      65,119,653    65,638,936   213,917,074   102,843,213
                           ------------     -----------   -----------  ------------  ------------
LIABILITIES:
Payable for securities
 loaned.................     13,196,250       2,932,500           --            --            --
Payable for investments
 purchased..............      5,728,376             --            --      7,968,439           --
Payable for shares of
 beneficial interest
 redeemed...............        640,025          80,628       118,236       522,174       134,551
Dividends payable.......        465,024         112,784       269,122       791,442       171,834
Accrued expenses........        273,092          65,160        75,546       139,546        83,919
Distribution and service
 maintenance fees
 payable................        142,257          32,200        40,357       130,043        42,614
Investment advisory and
 management fees payable
 .......................        159,434          26,399        36,348       125,425        43,761
Due to custodian........            --              --            --            389           --
                           ------------     -----------   -----------  ------------  ------------
 Total liabilities......     20,604,458       3,249,671       539,609     9,677,458       476,679
                           ------------     -----------   -----------  ------------  ------------
 Net assets.............   $249,255,262     $61,869,982   $65,099,327  $204,239,616  $102,366,534
                           ============     ===========   ===========  ============  ============
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value..................   $    288,087     $    57,836   $   168,311  $    307,604  $     78,339
Paid-in capital.........    275,059,441      62,167,381   103,196,560   250,572,595    96,731,564
                           ------------     -----------   -----------  ------------  ------------
                            275,347,528      62,225,217   103,364,871   250,880,199    96,809,903
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income......         14,242        (122,329)       28,947        (6,376)      (26,179)
Accumulated net realized
 loss on investments,
 futures, options and
 foreign currency.......    (23,180,291)       (168,394)  (27,561,057)  (30,131,861)   (1,722,555)
Net unrealized
 appreciation
 (depreciation) on
 investments............     (2,926,217)        (64,512)  (10,733,434)  (16,502,346)    7,305,365
                           ------------     -----------   -----------  ------------  ------------
 Net assets.............   $249,255,262     $61,869,982   $65,099,327  $204,239,616  $102,366,534
                           ============     ===========   ===========  ============  ============
Class A (unlimited
 shares authorized):
 Net assets.............   $135,734,210     $35,808,934   $28,469,854  $ 69,912,998  $ 80,715,994
 Shares of beneficial
  interest issued and
  outstanding...........     15,690,083       3,351,441     7,369,375    10,537,819     6,177,370
 Net asset value and
  redemption price per
  share.................   $       8.65     $     10.68   $      3.86  $       6.63  $      13.07
 Maximum sales charge
  (4.75% of offering
  price)................           0.43            0.53          0.19          0.33          0.65
                           ------------     -----------   -----------  ------------  ------------
 Maximum offering price
  to public.............   $       9.08     $     11.21   $      4.05  $       6.96  $      13.72
                           ============     ===========   ===========  ============  ============
Class B (unlimited
 shares authorized):
 Net assets.............   $113,521,052     $26,061,048   $36,629,473  $124,210,602  $ 21,650,540
 Shares of beneficial
  interest issued and
  outstanding...........     13,118,594       2,432,179     9,461,710    18,701,562     1,656,523
 Net asset value,
  offering and
  redemption price per
  share.................   $       8.65     $     10.72   $      3.87  $       6.64  $      13.07
                           ============     ===========   ===========  ============  ============
Class II (unlimited
 shares authorized):
 Net assets.............                                               $ 10,116,016
 Shares of beneficial
  interest issued and
  outstanding...........                                                  1,520,985
 Net asset value and
  redemption price per
  share.................                                               $       6.65
 Maximum sales charge
  (1.00% of offering
  price)                                                                       0.07
                                                                       ------------
 Maximum offering price
  to public.............                                               $       6.72
                                                                       ============

See Notes to Financial Statements

SunAmerica Income Funds
STATEMENT OF OPERATIONS -- For the year ended March 31, 1999

                            U.S. Government     Federal     Diversified       High       Tax Exempt
                            Securities Fund Securities Fund Income Fund   Income Fund   Insured Fund
                            --------------- --------------- ------------  ------------  ------------
INVESTMENT INCOME:
Income:
  Interest................    $20,159,051     $3,581,218    $  8,603,674  $ 19,820,403  $ 5,851,211
  Dividends ..............            --             --           10,997       199,957          --
                              -----------     ----------    ------------  ------------  -----------
    Total Investment
     Income...............     20,159,051      3,581,218       8,614,671    20,020,360    5,851,211
                              -----------     ----------    ------------  ------------  -----------
Expenses:
  Investment advisory and
   management fees........      2,064,005        281,673         495,242     1,367,902      534,307
  Distribution and service
   maintenance fees--Class
   A......................        376,010        114,753          89,100       214,403      295,921
  Distribution and service
   maintenance fees--Class
   B......................      1,709,028        214,746         507,341     1,158,536      223,125
  Distribution and service
   maintenance fees--Class
   II.....................            --             --              --         52,809          --
  Custodian fees and
   expenses...............        277,740         91,030          67,243       114,162       74,042
  Transfer agent fees and
   expenses--Class A......        283,284         90,690          70,214       161,105      212,242
  Transfer agent fees and
   expenses--Class B......        436,288         57,867         134,822       290,846       53,724
  Transfer agent fees and
   expenses--Class II.....            --             --              --         14,280          --
  Trustees' fees and
   expenses...............         28,951          5,521           7,814        16,883        9,917
  Audit and tax consulting
   fees...................         28,580         21,055          22,190        24,735       22,885
  Printing expense........         40,150          9,985          11,370        21,100        9,735
  Registration fees--Class
   A......................         12,851          9,000           9,088        18,497       13,627
  Registration fees--Class
   B......................         17,090          8,676          10,922        20,245        9,375
  Registration fees--Class
   II.....................            --             --              --         23,251          --
  Legal fees and expenses.          7,495          1,379           2,170         5,520        2,700
  Insurance expense.......          6,593            797           1,622         2,169       13,566
  Interest expense........            --             --            1,902        27,462          --
  Miscellaneous expenses..          3,699            584             985         1,756        1,279
                              -----------     ----------    ------------  ------------  -----------
    Total expenses before
     reimbursements and
     custody credits......      5,291,764        907,756       1,432,025     3,535,661    1,476,445
    Expenses reimbursed by
     investment adviser...            --             --              --        (25,146)         --
    Custody credits earned
     on cash balances.....         (1,040)          (790)         (1,733)       (6,491)        (482)
                              -----------     ----------    ------------  ------------  -----------
Net investment income.....     14,868,327      2,674,252       7,184,379    16,516,336    4,375,248
                              -----------     ----------    ------------  ------------  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss)
 on investments...........      4,318,917      1,258,473      (2,844,122)   (8,903,159)   1,631,528
Net realized gain (loss)
 on futures contracts.....        422,416         17,386             --            --       (15,097)
Net change in unrealized
 appreciation/depreciation
 on investments...........     (6,697,395)      (914,255)    (12,524,107)  (16,556,387)  (1,407,777)
Net change in unrealized
 appreciation/depreciation
 on futures contracts.....        (76,457)           --              --            --           --
                              -----------     ----------    ------------  ------------  -----------
Net realized and
 unrealized gain (loss) on
 investments..............     (2,032,519)       361,604     (15,368,229)  (25,459,546)     208,654
                              -----------     ----------    ------------  ------------  -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............    $12,835,808     $3,035,856    $ (8,183,850) $ (8,943,210) $ 4,583,902
                              ===========     ==========    ============  ============  ===========

See Notes to Financial Statements

SunAmerica Income Funds
STATEMENT OF CHANGES IN NET ASSETS

                            U.S. Government Securities Fund    Federal Securities Fund     Diversified Income Fund
                            --------------------------------  --------------------------  --------------------------
                             For the year     For the year    For the year  For the year  For the year  For the year
                                 ended            ended          ended         ended         ended         ended
                               March 31,        March 31,      March 31,     March 31,     March 31,     March 31,
                                 1999             1998            1999          1998          1999          1998
                            ---------------  ---------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income....  $    14,868,327  $    22,374,690  $ 2,674,252   $ 2,716,280   $ 7,184,379   $ 8,050,950
 Net realized gain (loss)
  on investments..........        4,318,917        3,606,429    1,258,473     1,918,591    (2,844,122)    5,155,099
 Net realized gain on
  futures contracts.......          422,416              --        17,386           --            --            --
 Net realized foreign
  exchange loss on other
  assets and liabilities..              --               --           --            --            --         (4,627)
 Net change in unrealized
  appreciation/depreciation
  on investments..........       (6,697,395)       5,602,705     (914,255)      928,406   (12,524,107)      783,223
 Net change in unrealized
  appreciation/depreciation
  on futures contracts....          (76,457)          76,457          --            --            --            --
                            ---------------  ---------------  -----------   -----------   -----------   -----------
Net increase (decrease) in
 net assets resulting from
 operations...............       12,835,808       31,660,281    3,035,856     5,563,277    (8,183,850)   13,984,645
                            ---------------  ---------------  -----------   -----------   -----------   -----------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)........       (5,261,257)      (5,951,438)  (1,555,972)   (1,684,720)   (2,584,052)   (1,963,415)
 From net investment
  income (Class B)........       (7,317,082)     (12,224,144)    (879,578)     (886,109)   (4,763,126)   (5,673,779)
 From net realized gain on
  investments
  (Class A)...............              --               --    (1,486,651)      (51,944)          --            --
 From net realized gain on
  investments
  (Class B)...............              --               --    (1,023,323)      (30,053)          --            --
                            ---------------  ---------------  -----------   -----------   -----------   -----------
Total dividends and
 distributions to
 shareholders.............      (12,578,339)     (18,175,582)  (4,945,524)   (2,652,826)   (7,347,178)   (7,637,194)
                            ---------------  ---------------  -----------   -----------   -----------   -----------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions (Note 6)....      (56,448,149)    (110,250,060)  13,315,452    (1,884,623)   (8,283,638)  (18,116,083)
                            ---------------  ---------------  -----------   -----------   -----------   -----------
Total increase (decrease)
 in net assets............      (56,190,680)     (96,765,361)  11,405,784     1,025,828   (23,814,666)  (11,768,632)
NET ASSETS:
 Beginning of period......      305,445,942      402,211,303   50,464,198    49,438,370    88,913,993   100,682,625
                            ---------------  ---------------  -----------   -----------   -----------   -----------
 End of period [including
  undistributed
  (distributions in excess
  of) net investment
  income for March 31,1999
  and March 31, 1998 of
  $14,242, $(60,738),
  $(122,329), $(75,487),
  $28,947, and $191,746,
  respectively]...........  $   249,255,262  $   305,445,942  $61,869,982   $50,464,198   $65,099,327   $88,913,993
                            ===============  ===============  ===========   ===========   ===========   ===========

See Notes to Financial Statements

SunAmerica Income Fund
STATEMENT OF CHANGES IN NET ASSETS - (continued)

                                High Income Fund         Tax Exempt Insured Fund
                            --------------------------  --------------------------
                            For the year  For the year  For the year  For the year
                               ended         ended         ended         ended
                             March 31,     March 31,     March 31,     March 31,
                                1999          1998          1999          1998
                            ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income....  $ 16,516,336  $ 13,096,551  $  4,375,248  $  5,107,717
 Net realized gain (loss)
  on investments..........    (8,903,159)   11,231,344     1,631,528     3,219,309
 Net realized loss on
  futures contracts.......           --            --        (15,097)      (10,563)
 Net realized foreign
  exchange loss on other
  assets and liabilities..           --         (2,086)          --            --
 Net change in unrealized
  appreciation/depreciation
  on investments..........   (16,556,387)    2,889,820    (1,407,777)    3,147,644
                            ------------  ------------  ------------  ------------
Net increase (decrease) in
 net assets resulting from
 operations...............    (8,943,210)   27,215,629     4,583,902    11,464,107
                            ------------  ------------  ------------  ------------
Dividends to shareholders:
 From net investment
  income (Class A)........    (5,956,938)   (4,011,096)   (3,512,446)   (4,101,670)
 From net investment
  income (Class B)........   (10,524,742)   (8,387,799)     (778,374)     (903,110)
 From net investment
  income (Class II).......      (480,913)       (6,158)          --            --
                            ------------  ------------  ------------  ------------
Total dividends to
shareholders..............   (16,962,593)  (12,405,053)   (4,290,820)   (5,004,780)
                            ------------  ------------  ------------  ------------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions (Note 6)....    47,595,068    28,217,413    (9,323,157)  (18,491,567)
                            ------------  ------------  ------------  ------------
Total increase (decrease)
 in net assets............    21,689,265    43,027,989    (9,030,075)  (12,032,240)
NET ASSETS:
 Beginning of period......   182,550,351   139,522,362   111,396,609   123,428,849
                            ------------  ------------  ------------  ------------
 End of period [including
  undistributed
  (distributions in excess
  of) net investment
  income for March 31,1999
  and March 31, 1998 of
  $(6,376), $439,881,
  $(26,179) and
  $(110,607),
  respectively]...........  $204,239,616  $182,550,351  $102,366,534  $111,396,609
                            ============  ============  ============  ============

See Notes to Financial Statements

SunAmerica Income Fund
FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                                       Net gain
                                       (loss) on                                                  Ratio of
                                      investments                        Net               Net    expenses   Ratio of net
                 Net Asset               (both               Dividends  Asset             Assets     to       investment
                  Value,      Net      realized   Total from  from net  Value,            end of  average     income to
                 beginning investment     and     investment investment end of   Total    period    net      average net
  Period Ended   of period income(1)  unrealized) operations   income   period Return(2) (000's)   assets       assets
---------------- --------- ---------- ----------- ---------- ---------- ------ --------- -------- --------   ------------
                                                            Class A
                                                            -------
3/31/95.........   $8.39     $0.61      $(0.30)     $0.31      $(0.47)  $8.23    3.89%   $ 73,399   1.46%(3)     7.50%(3)
3/31/96.........    8.23      0.62        0.16       0.78       (0.51)   8.50    9.62     125,504   1.44(3)      7.11(3)
3/31/97.........    8.50      0.59       (0.26)      0.33       (0.48)   8.35    3.98     113,171   1.54(3)      7.01(3)
3/31/98.........    8.35      0.58        0.21       0.79       (0.48)   8.66    9.62      97,496   1.63         6.73
3/31/99.........    8.66      0.49       (0.07)      0.42       (0.43)   8.65    4.91     135,734   1.50         5.72
                                                            Class B
                                                            -------
3/31/95.........   $8.39     $0.56      $(0.30)     $0.26      $(0.41)  $8.24    3.25%   $594,779   2.15%(3)     6.80%(3)
3/31/96.........    8.24      0.55        0.17       0.72       (0.45)   8.51    8.87     428,772   2.13         6.46
3/31/97.........    8.51      0.54       (0.26)      0.28       (0.43)   8.36    3.31     289,040   2.18         6.36
3/31/98.........    8.36      0.52        0.20       0.72       (0.42)   8.66    8.80     207,950   2.26         6.11
3/31/99.........    8.66      0.45       (0.09)      0.36       (0.37)   8.65    4.25     113,521   2.15         5.10
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                 Portfolio
  Period Ended   Turnover
---------------- ---------
3/31/95.........    105%
3/31/96.........    142
3/31/97.........    148
3/31/98.........    229
3/31/99.........    291
3/31/95.........    105%
3/31/96.........    142
3/31/97.........    148
3/31/98.........    229
3/31/99.........    291

--------------------------------------------------------------------------------

FEDERAL SECURITIES FUND
-----------------------
                                          Net
                                         gain
                                        (loss)
                                          on
                                        invest-                                                                   Ratio of
                                         ments      Total    Dividends Distri-            Net               Net   expenses
                 Net Asset               (both       from    from net  butions           Asset            Assets     to
                  Value,      Net      realized    invest-    invest-   from     Total   Value,           end of  average
                 beginning investment     and        ment      ment    capital  distri-  end of   Total   period    net
  Period Ended   of period income(1)  unrealized) operations  income    gains   butions  period Return(2) (000's)  assets
---------------- --------- ---------- ----------- ---------- --------- -------  -------  ------ --------- ------- --------
                                                            Class A
                                                            -------
3/31/95.........  $10.22     $0.60      $(0.20)     $0.40     $(0.64)  $   --   $(0.64)  $ 9.98    4.18%  $ 6,259   1.40%(3)
3/31/96.........    9.98      0.68        0.40       1.08      (0.63)      --    (0.63)   10.43   10.94    40,278   1.37
3/31/97.........   10.43      0.65       (0.10)      0.55      (0.59)      --    (0.59)   10.39    5.40    30,509   1.41
3/31/98.........   10.39      0.62        0.63       1.25      (0.59)   (0.02)   (0.61)   11.03   12.29    31,628   1.47
3/31/99.........   11.03      0.57        0.11       0.68      (0.53)   (0.50)   (1.03)   10.68    6.21    35,809   1.41
                                                            Class B
                                                            -------
3/31/95.........  $10.22     $0.63      $(0.26)     $0.37     $(0.58)  $   --   $(0.58)  $10.01    3.81%  $65,631   2.03%
3/31/96.........   10.01      0.56        0.44       1.00      (0.56)      --    (0.56)   10.45   10.13    26,165   2.01
3/31/97.........   10.45      0.57       (0.08)      0.49      (0.52)      --    (0.52)   10.42    4.82    18,929   2.07
3/31/98.........   10.42      0.55        0.63       1.18      (0.52)   (0.02)   (0.54)   11.06   11.54    18,837   2.13
3/31/99.........   11.06      0.50        0.12       0.62      (0.46)   (0.50)   (0.96)   10.72    5.63    26,061   2.07
FEDERAL SECURITIES FUND
-----------------------
                  Ratio of
                    net
                 investment
                 income to
                  average    Portfolio
  Period Ended   net assets  Turnover
---------------- ----------- ---------
3/31/95.........    6.90%(3)    267%
3/31/96.........    6.12        311
3/31/97.........    6.11        426
3/31/98.........    5.75        529
3/31/99.........    5.19        456
3/31/95.........    6.33%       267%
3/31/96.........    5.64        311
3/31/97.........    5.46        426
3/31/98.........    5.09        529
3/31/99.........    4.53        456

---------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Net of the following expense reimbursements (based on average net assets):

                                          3/31/95 3/31/96 3/31/97
                                          ------- ------- -------
   U.S. Government Securities Fund Class
    A                                       .07%   .04%     .01%
   U.S. Government Securities Fund Class
    B                                       .03%     --        --
   Federal Securities Fund Class A         1.26%     --        --

See Notes to Financial Statements

SunAmerica Income Fund
FINANCIAL HIGHLIGHTS - (continued)

DIVERSIFIED INCOME FUND
-----------------------
                                       Net gain
                                       (loss) on                                                  Ratio of
                                      investments                        Net               Net    expenses      Ratio of net
                 Net Asset               (both               Dividends  Asset             Assets     to          investment
                  Value,      Net      realized   Total from  from net  Value,            end of  average        income to
                 beginning investment     and     investment investment end of   Total    period    net         average net
  Period Ended   of period income(1)  unrealized) operations   income   period Return(2) (000's)   assets          assets
---------------- --------- ---------- ----------- ---------- ---------- ------ --------- -------- --------      ------------
                                                            Class A
                                                            -------
3/31/95.........   $4.79     $0.43      $(0.66)     $(0.23)    $(0.42)  $4.14    (5.10)% $ 14,213   1.59%           9.58%
3/31/96.........    4.14      0.39        0.16        0.55      (0.40)   4.29    13.78     16,762   1.46            8.96
3/31/97.........    4.29      0.37        0.10        0.47      (0.37)   4.39    11.43     22,601   1.42            8.68
3/31/98.........    4.39      0.40        0.27        0.67      (0.38)   4.68    15.84     25,517   1.45            8.83
3/31/99.........    4.68      0.40       (0.80)      (0.40)     (0.42)   3.86    (8.75)    28,470   1.46            9.84
                                                            Class B
                                                            -------
3/31/95.........   $4.79     $0.40      $(0.65)     $(0.25)    $(0.39)  $4.15    (5.46)% $132,378   2.12%           8.98%
3/31/96.........    4.15      0.36        0.17        0.53      (0.38)   4.30    13.09    110,949   2.06            8.42
3/31/97.........    4.30      0.35        0.10        0.45      (0.35)   4.40    10.73     78,081   2.04            8.05
3/31/98.........    4.40      0.38        0.26        0.64      (0.35)   4.69    15.11     63,397   2.06            8.14
3/31/99.........    4.69      0.39       (0.82)      (0.43)     (0.39)   3.87    (9.28)    36,629   2.09            9.22
DIVERSIFIED INCOME FUND
-----------------------
                 Portfolio
  Period Ended   Turnover
---------------- ---------
3/31/95.........    160%
3/31/96.........    166
3/31/97.........    131
3/31/98.........    157
3/31/99.........     49
3/31/95.........    160%
3/31/96.........    166
3/31/97.........    131
3/31/98.........    157
3/31/99.........     49

--------------------------------------------------------------------------------

HIGH INCOME FUND
----------------
                                       Net gain
                                       (loss) on                                                  Ratio of
                                      investments                        Net               Net    expenses      Ratio of net
                 Net Asset               (both               Dividends  Asset             Assets     to          investment
                  Value,      Net      realized   Total from  from net  Value,            end of  average        income to
                 beginning investment     and     investment investment end of   Total    period    net         average net
  Period Ended   of period income(1)  unrealized) operations   income   period Return(2) (000's)   assets          assets
---------------- --------- ---------- ----------- ---------- ---------- ------ --------- -------- --------      ------------
                                                            Class A
                                                            -------
3/31/95.........   $8.03     $0.78      $(1.03)     $(0.25)    $(0.83)  $6.95    (2.91)% $ 40,585   1.61%          10.82%
3/31/96.........    6.95      0.67        0.02        0.69      (0.69)   6.95    10.43     35,963   1.53            9.36
3/31/97.........    6.95      0.65        0.12        0.77      (0.66)   7.06    11.46     41,139   1.50            9.10
3/31/98.........    7.06      0.68        0.68        1.36      (0.64)   7.78    20.07     56,442   1.52            9.13
3/31/99.........    7.78      0.66       (1.12)      (0.46)     (0.69)   6.63    (6.07)    69,913   1.51            9.48
                                                            Class B
                                                            -------
3/31/95.........   $8.04     $0.73      $(1.02)     $(0.29)    $(0.79)  $6.96    (3.42)% $153,034   2.16%(5)       10.26%(5)
3/31/96.........    6.96      0.62        0.03        0.65      (0.65)   6.96     9.83     91,800   2.06  (5)       8.85  (5)
3/31/97.........    6.96      0.61        0.12        0.73      (0.62)   7.07    10.78     98,383   2.11  (5)       8.49  (5)
3/31/98.........    7.07      0.63        0.69        1.32      (0.60)   7.79    19.31    124,962   2.13            8.51
3/31/99.........    7.79      0.62       (1.13)      (0.51)     (0.64)   6.64    (6.62)   124,211   2.13            8.84
                                                            Class II
                                                            --------
2/02/98-
 3/31/98(3).....   $7.70     $0.10      $ 0.07      $ 0.17     $(0.08)  $7.79     2.18%  $  1,146   2.10%(4)(5)     9.78%(4)(5)
3/31/99.........    7.79      0.59       (1.09)      (0.50)     (0.64)   6.65    (6.47)    10,116   2.10  (5)       8.92  (5)
HIGH INCOME FUND
----------------
                 Portfolio
  Period Ended   Turnover
---------------- ---------
3/31/95.........    196%
3/31/96.........    183
3/31/97.........    164
3/31/98.........    236
3/31/99.........    120
3/31/95.........    196%
3/31/96.........    183
3/31/97.........    164
3/31/98.........    236
3/31/99.........    120
2/02/98-
 3/31/98(3).....    236%
3/31/99.........    120

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                    3/31/95 3/31/96 3/31/97 3/31/98 3/31/99
                                    ------- ------- ------- ------- -------
   Diversified Income Fund Class A     --      --      --      --      --
   High Income Fund
    Class B                           .08%    .08%    .01%     --      --
   High Income Fund
    Class II                           --      --      --    5.37%   0.48%

See Notes to Financial Statements

SunAmerica Income Fund
FINANCIAL HIGHLIGHTS - (continued)

TAX EXEMPT INSURED FUND
-----------------------
                                       Net gain
                                       (loss) on                                                  Ratio of    Ratio of
                                      investments                        Net               Net    expenses      net
                 Net Asset               (both               Dividends  Asset             Assets     to      investment
                  Value,      Net      realized   Total from  from net  Value,            end of  average    income to
                 beginning investment     and     investment investment end of   Total    period    net       average
  Period Ended   of period income(1)  unrealized) operations   income   period Return(2) (000's)   assets    net assets
---------------- --------- ---------- ----------- ---------- ---------- ------ --------- -------- --------   ----------
                                                            Class A
                                                            -------
3/31/95.........  $11.95     $0.63      $ 0.17      $0.80      $(0.62)  $12.13    6.97%  $137,955   1.20%(3)   $5.32%(3)
3/31/96.........   12.13      0.59        0.29       0.88       (0.59)   12.42    7.37    121,957   1.22        4.72
3/31/97.........   12.42      0.59       (0.07)      0.52       (0.59)   12.35    4.24     98,376   1.24        4.77
3/31/98.........   12.35      0.58        0.67       1.25       (0.57)   13.03   10.28     88,519   1.24        4.52
3/31/99.........   13.03      0.56        0.02       0.58       (0.54)   13.07    4.55     80,716   1.24        4.23
                                                            Class B
                                                            -------
3/31/95.........  $11.95     $0.54      $ 0.19      $0.73      $(0.54)  $12.14    6.29%   $25,985   1.92%       4.60%
3/31/96.........   12.14      0.50        0.29       0.79       (0.51)   12.42    6.58     29,315   1.90        4.03
3/31/97.........   12.42      0.52       (0.08)      0.44       (0.51)   12.35    3.57     25,053   1.88        4.13
3/31/98.........   12.35      0.49        0.68       1.17       (0.48)   13.04    9.65     22,878   1.90        3.86
3/31/99.........   13.04      0.47        0.02       0.49       (0.46)   13.07    3.78     21,651   1.91        3.57
TAX EXEMPT INSURED FUND
-----------------------
                 Portfolio
  Period Ended   Turnover
---------------- ---------
3/31/95.........    162%
3/31/96.........     46
3/31/97.........     51
3/31/98.........     48
3/31/99.........     34
3/31/95.........    162%
3/31/96.........     46
3/31/97.........     51
3/31/98.........     48
3/31/99.........     34

---------
(1)Calculated based upon average shares outstanding
(2)Total return is not annualized and does not reflect sales load
(3)Net of the following expense reimbursements (based on average net assets):

                                    3/31/95
                                    -------
   Tax Exempt Insured Fund Class A   .04%



See Notes to Financial Statements

SunAmerica U.S. Government Securities Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.--21.0%
 6.00% due 11/01/13................................     $ 8,875     $  8,819,208
 7.50% due 4/01/24-6/01/25.........................       4,861        4,996,041
 8.50% due 6/01/01.................................           1            1,127
 9.00% due 1/01/02-10/01/16........................         288          306,710
 9.25% due 9/01/08-3/01/17.........................         227          242,358
 9.50% due 9/01/16-9/01/21.........................       2,726        2,923,354
 10.00% due 10/01/02-8/01/21.......................      10,795       11,664,511
 10.50% due 6/01/00-1/01/21........................         406          444,515
 10.75% due 1/01/01-1/01/15........................          75           82,015
 11.00% due 9/01/00-6/01/17........................       1,117        1,231,562
 11.50% due 11/01/01-7/01/19.......................         509          564,091
 11.75% due 8/01/11-10/01/14.......................          93          102,865
 12.00% due 7/01/99-1/01/15........................          54           59,300
 12.13% due 9/01/11................................         480          537,629
 12.25% due 10/01/99-7/01/15.......................         303          339,394
 12.50% due 8/01/99-4/01/19........................      11,619       13,130,017
 12.75% due 9/01/04-6/01/15........................         454          513,940
 13.00% due 5/01/00-5/01/15........................         661          762,154
 13.25% due 11/01/10-5/01/15.......................         669          767,898
 13.50% due 11/01/10-2/01/19.......................       3,714        4,288,590
 13.75% due 7/01/11-8/01/14........................          61           70,083
 14.00% due 6/01/11-4/01/16........................         366          425,767
 14.50% due 12/01/10-5/01/13.......................          79           92,142
                                                                    ------------
Total Federal Home Loan Mortgage Corp.
 (cost $52,663,683)................................                   52,365,271
                                                                    ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION--28.9%
 6.00% due 10/01/28-12/01/28.......................      26,750       25,997,977
 6.50% due 8/01/99-7/01/13.........................      11,187       11,133,346
 7.00% due 11/01/11................................       4,997        5,104,937
 7.50% due 5/01/13-7/01/26.........................      14,241       14,652,269
 8.00% due 12/01/22-1/01/23........................       7,209        7,496,938
 9.00% due 6/01/01-4/01/07.........................         916          965,186
 9.25% due 10/01/16-1/01/17........................         212          225,660
 10.25% due 6/01/14-7/01/16........................          84           91,355
 10.50% due 3/01/15................................         252          273,861
 11.00% due 3/01/09-8/01/20........................         718          790,963
 11.50% due 5/01/00-3/01/14........................         251          278,418
 11.75% due 11/01/15...............................          21           23,722
 12.00% due 4/01/13-12/01/15.......................       1,332        1,506,647
 12.25% due 1/01/11-6/01/15........................         722          822,756
 12.50% due 3/01/13-5/01/15........................         505          572,563
 12.75% due 9/01/12-7/01/15........................         268          309,234
 13.25% due 10/01/13-2/01/15.......................         100          115,778
 13.50% due 10/01/10-2/01/17.......................         730          863,106
 13.75% due 11/01/11-10/01/14......................          87          102,715
 14.00% due 10/01/14...............................         246          293,198
 14.50% due 7/01/11................................         114          136,500
 14.75% due 7/01/12................................          73           90,821
 15.00% due 10/01/12-2/01/13.......................          65           77,589
 15.50% due 10/01/12...............................          40           47,699
                                                                    ------------
Total Federal National Mortgage Association
 (cost $72,274,244)................................                   71,973,238
                                                                    ------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION--15.1%
 7.00% due 7/15/23-9/15/25.........................     $10,104     $ 10,288,489
 7.50% due 1/15/17-10/15/27........................      16,240       16,795,049
 8.50% due 7/15/08-11/15/20........................         413          436,964
 9.00% due 5/15/01-12/15/20........................       4,700        5,025,879
 9.50% due 9/15/00-7/15/20.........................         932        1,000,817
 10.00% due 9/15/00-5/15/19........................         855          917,412
 10.25% due 7/15/15................................          47           52,694
 10.50% due 6/15/99-11/15/03.......................         468          506,984
 11.00% due 7/15/00-1/15/11........................         304          331,573
 11.50% due 2/15/00-1/15/21........................         325          365,151
 11.75% due 7/15/13-11/15/15.......................         387          433,338
 12.00% due 5/15/00-4/15/14........................         306          346,891
 12.50% due 5/15/10-7/15/10........................          99          113,385
 13.25% due 7/15/14-9/15/14........................          90          102,379
 13.50% due 6/15/10................................           5            6,222
 14.00% due 5/15/11................................          42           49,105
 15.00% due 6/15/11-9/15/12........................         464          555,026
 16.00% due 12/15/11-7/15/12.......................         187          224,084
                                                                    ------------
Total Government National Mortgage Association
 (cost $37,535,440)................................                   37,551,442
                                                                    ------------

GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION II--0.6%
 10.00% due 9/20/16-4/20/19........................          10           10,789
 11.50% due 11/20/13-7/20/20.......................         551          616,529
 11.75% due 5/20/15-2/20/16........................         147          163,022
 12.00% due 10/20/13-5/20/15.......................         436          490,335
 12.25% due 10/20/15...............................          18           19,975
 12.50% due 12/20/13...............................          23           26,294
 12.75% due 11/20/13-7/20/15.......................         115          129,964
 13.25% due 12/20/14-5/20/15.......................          36           41,098
 13.50% due 10/20/14...............................           9           10,305
                                                                    ------------
Total Government National Mortgage Association II
 (cost $1,503,039).................................                    1,508,311
                                                                    ------------

U.S. GOVERNMENT AGENCIES--14.3%
 Federal Farm Credit Bank
 5.58% due 9/11/03.................................      20,000       19,953,200
 Private Export Funding Corp.
 5.87% due 7/31/08.................................      10,000        9,935,900
 Small Business Administration
 6.30% due 6/01/18.................................       5,849        5,852,996
                                                                    ------------
Total U.S. Government Agencies
 (cost $36,329,740)................................                   35,742,096
                                                                    ------------

SunAmerica U.S. Government Securities Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999 - (continued)

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

---------------------------------------------------
U.S. TREASURY BONDS--9.0%
 5.25% due 11/15/28-2/15/29(1).....................    $24,070     $ 22,576,512
                                                                   ------------
 (cost $24,002,733)
U.S. TREASURY NOTES 6.1%
 4.75% due 11/15/08                                      3,000        2,889,840
 5.63% due 5/15/08.................................     12,000       12,215,640
                                                                   ------------
Total U.S. Treasury Notes
  (cost $15,439,688)...............................                  15,105,480
                                                                   ------------
Total Investment Securities--95.0%
  (cost $239,748,567)..............................                 236,822,350
                                                                   ------------

REPURCHASE AGREEMENT--10.0%
 State Street Bank & Trust Co.
  Joint Repurchase Agreement Account (Note 2)
  (cost $24,806,000)(2)............................     24,806       24,806,000
                                                                   ------------
TOTAL INVESTMENTS--
  (cost $264,554,567*).............................     105.00%     261,628,350
Liabilities in excess of other assets(3)...........       (5.0)     (12,373,088)
                                                       -------     ------------
NET ASSETS--                                            100.00%    $249,255,262
                                                       =======     ============

------
 * See Note 5
(1) The security or a portion thereof is out on loan; see Note 2.
(2) Includes cash received as collateral for securities out on loan in the amount of $13,196,250.
(3) Includes a liability for fully collateralized securities on loan.

See Notes to Financial Statements

SunAmerica Federal Securities FUnd
PORTFOLIO OF INVESTMENTS - March 31, 1999

                                                        Principal
                                                          Amount        Value
                Security Description                  (in thousands)  (Note 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.--4.2%
 7.50% due 2/01/23 - 6/01/25........................     $ 1,056     $ 1,085,122
 10.00% due 1/01/17.................................       1,406       1,514,808
 12.50% due 9/30/13(1)..............................          12          11,648
 13.50% due 2/01/14.................................           4           4,812
                                                                     -----------
Total Federal Home Loan Mortgage Corp.
 (cost $2,606,163)..................................                   2,616,390
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--2.7%
 7.00% due 9/01/10..................................       1,624       1,659,894
 15.50% due 10/01/12................................           5           5,568
                                                                     -----------
Total Federal National Mortgage Association
 (cost $1,663,136)..................................                   1,665,462
                                                                     -----------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION--54.7%
 6.00% due 12/15/28.................................       7,892       7,667,814
 6.50% due 12/15/28 - 1/15/29.......................       6,503       6,474,120
 7.00% due 3/15/23 - 9/15/25........................       4,654       4,731,655
 8.00% due 11/15/26.................................       6,027       6,279,330
 8.50% due 3/15/17 - 9/15/24........................       5,403       5,715,479
 9.00% due 6/15/16 - 5/15/17........................       2,243       2,406,409
 11.25% due 8/15/15.................................          25          26,981
 12.00% due 5/15/15.................................          27          30,273
 12.25% due 9/15/13 - 7/15/15.......................         323         361,486
 12.50% due 11/15/10 - 6/15/15......................          63          72,190
 13.50% due 5/15/11 - 10/15/14......................          44          51,850
                                                                     -----------
Total Government National Mortgage Association
 (cost $33,411,241).................................                  33,817,587
                                                                     -----------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION II--0.9%
 10.00% due 10/20/13 - 3/20/17......................         179         192,244
 12.00% due 3/20/15 - 1/20/16.......................         117         131,388
 12.25% due 12/20/14 - 10/20/15.....................         193         214,991
 13.75% due 9/20/14.................................           3           3,819
                                                                     -----------
Total Government National
 Mortgage Association II
 (cost $517,584)....................................                     542,442
                                                                     -----------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)  (Note 2)

U.S. GOVERNMENT AGENCIES--11.2%
 Federal Farm Credit Bank
 5.58% due 9/11/03.................................     $ 5,000     $ 4,988,300
 Small Business Administration
 6.30% due 6/01/18.................................       1,950       1,950,999
                                                                    -----------
Total U.S. Government Agencies
 (cost $7,069,880).................................                   6,939,299
                                                                    -----------
U.S. TREASURY BONDS--9.5%
 5.25% due 11/15/28-2/15/29(2).....................       5,655       5,307,778
 7.50% due 11/15/16................................         460         540,141
                                                                    -----------
Total U.S. Treasury Bonds
 (cost $6,185,770).................................                   5,847,919
                                                                    -----------
U.S. TREASURY NOTES--5.6%
 4.75% due 11/15/08................................       1,500       1,444,920
 5.63% due 5/15/08.................................       2,000       2,035,940
                                                                    -----------
Total U.S. Treasury Notes
 (cost $3,520,696).................................                   3,480,860
                                                                    -----------
Total Investment Securities--88.8%
 (cost $54,974,471)................................                  54,909,959
                                                                    -----------
REPURCHASE AGREEMENT--15.1%
 State Street Bank & Trust Co.
  Joint Repurchase Agreement Account (Note 2)
  (cost $9,369,000)(3).............................       9,369       9,369,000
                                                                    -----------
TOTAL INVESTMENTS--
 (cost $64,343,471*)...............................      103.90%     64,278,959
Liabilities in excess of other assets(4)...........        (3.9)     (2,408,977)
                                                        -------     -----------
NET ASSETS--                                              100.0%    $61,869,982
                                                        =======     ===========

------
* See Note 5
(1) Fair valued security; see Note 2.
(2) The security or a portion thereof is out on loan; see Note 2.
(3) Includes cash received as collateral for securities out on loan in the amount of $2,932,500.
(4) Includes a liability for fully collateralized securities on loan.
See Notes to Financial Statements

SunAmerica Diversified Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--28.0%
Broadcasting--3.0%
 Big City Radio, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/05(1)........................     $    750    $    521,250
 Spanish Broadcasting Systems, Inc.
 Sr. Notes
 12.50% due 6/15/02................................        1,250       1,404,687
                                                                    ------------
                                                                       1,925,937
                                                                    ------------
Cable--4.2%
 Adelphia Communications Corp.
 Sr. Notes
 8.13% due 7/15/03.................................          750         759,375
 UIH Australia Pacific, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 5/15/06(1)........................        1,000         635,000
 United International Holdings, Inc.
 Sr. Secured Disc. Notes
 zero coupon due 2/15/08(1)........................        2,000       1,360,000
                                                                    ------------
                                                                       2,754,375
                                                                    ------------
Cellular--2.0%
 International Wireless Communications
 Sr. Secured Disc. Notes
 zero coupon due 8/15/01...........................        1,750         126,875
 McCaw International Ltd.
 Sr. Disc. Notes
 zero coupon due 4/15/07(1)........................          500         295,000
 Omnipoint Communications, Inc.
 Sr. Notes
 8.25% due 2/17/06(2)(3)...........................          985         888,852
                                                                    ------------
                                                                       1,310,727
                                                                    ------------
Energy--0.3%
 Southwest Royalties, Inc.
 Sr. Notes, Series B
 10.50% due 10/15/04...............................          500         220,000
                                                                    ------------
Health Services--2.3%
 Fresenius Medical Care Capital Trust II
 Sr. Notes
 7.88% due 2/01/08.................................          500         492,500

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------

Health Services (continued)
 Tenet Healthcare Corp.
 Sr. Notes
 8.00% due 1/15/05.................................     $  1,000    $    987,500
                                                                    ------------
                                                                       1,480,000
                                                                    ------------
Manufacturing--4.8%
 Lifestyle Furnishings
  International Ltd.
 Sr. Subordinated Notes
 10.88% due 8/01/06................................        1,000       1,115,000
 Trident Automotive PLC
 Sr. Subordinated Notes
 10.00% due 12/15/05...............................        1,000       1,035,000
 Wavetek Corp.
 Sr. Subordinated Notes
 10.13% due 6/15/07................................        1,000         966,250
                                                                    ------------
                                                                       3,116,250
                                                                    ------------
Media--1.1%
 Diva Systems Corp.
 Sr. Disc. Notes, Series B
 zero coupon due 3/01/08(1)........................        1,250         379,687
 Park-N-View, Inc.
 Sr. Notes, Series B
 13.00% due 5/15/08(2)(4)..........................          625         367,188
                                                                    ------------
                                                                         746,875
                                                                    ------------
Metals & Mining--3.5%
 Acme Metals, Inc.
 Sr. Notes
 12.50% due 8/01/02(5).............................        1,000         741,250
 Renco Metals, Inc.
 Sr. Notes
 11.50% due 7/01/03................................        1,500       1,569,375
                                                                    ------------
                                                                       2,310,625
                                                                    ------------
Retail--0.5%
 Electronic Retailing Systems International
 Sr. Disc. Notes
 zero coupon due 2/01/04(1)........................        1,000         333,750
                                                                    ------------
Telecommunications--6.3%
 DTI Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/01/08(1)........................        1,000         278,750
 Globix Corp.
 Sr. Notes
 13.00% due 5/01/05................................          500         482,500

SunAmerica Diversified Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999 - (continued)

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Telecommunications (continued)
 ICG Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/07(1).......................     $  1,250    $    912,500
 Impsat Corp.
 Sr. Notes
 zero coupon due 6/15/08..........................        1,000         895,000
 Orbcomm Global LP
 Sr. Notes
 14.00% due 8/15/04...............................        1,000         965,000
 Orion Network Systems
 Sr. Disc. Notes
 zero coupon due 1/15/07(1)(4)....................        1,000         558,750
                                                                   ------------
                                                                      4,092,500
                                                                   ------------

Total Corporate Bonds & Notes
 (cost $22,474,561)...............................                   18,291,039
                                                                   ------------

FOREIGN BONDS & NOTES--50.1%
Broadcasting--3.0%
 Central European Media Enterprises Ltd.
 Sr. Notes
 9.38% due 8/15/04................................          625         592,188
 RBS Participacoes SA
 Guaranteed Notes
 11.00% due 4/01/07(2)............................        1,000         522,500
 TV Azteca SA de CV
 Guaranteed Sr. Notes, Series B 10.50% due
 2/15/07..........................................        1,000         837,500
                                                                   ------------
                                                                      1,952,188
                                                                   ------------
Cable--5.3%
 Australis Holdings Property Ltd.
 Sr. Disc. Notes
 zero coupon due 11/01/02(1)(5)(6)................          500          10,000
 Comcast UK Cable Partners Ltd.
 Debentures
 zero coupon due 11/15/07(1)(4)...................          500         436,875
 Diamond Holdings PLC
 Guaranteed Sr. Notes
 9.13% due 2/01/08................................        1,000       1,042,500
 Imasac SA
 Guaranteed Sr. Notes
 11.00% due 5/02/05(2)............................        1,000         665,000
 Multicanal Participacoes SA
 Guaranteed Sr. Notes
 12.63% due 6/18/04...............................        1,000         867,500
 Tevecap SA
 Sr. Notes, Series B
 12.63% due 11/26/04..............................        1,000         400,000
                                                                   ------------
                                                                      3,421,875
                                                                   ------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------

Cellular--3.1%
 Celcaribe SA
 Sr. Notes
 13.50% due 3/15/04................................     $    750    $    637,500
 Occidente Y Caribe Celular SA
 Sr. Disc. Notes, Series B
 zero coupon due 3/15/04(1)........................        2,000       1,400,000
                                                                    ------------
                                                                       2,037,500
                                                                    ------------
Finance--2.0%
 Cei Citicorp Holdings SA
 Sr. Notes, Series B
 9.75% due 2/14/07.................................        1,500       1,286,250
                                                                    ------------
Food Retail--2.7%
 Bepensa SA
 Sr. Notes
 9.75% due 9/30/04(2)..............................        2,000       1,775,000
                                                                    ------------
Food, Beverage & Tobacco--1.5%
 DGS International Finance Co. BV
 Guaranteed Notes
 10.00% due 6/01/07(2).............................        1,500         963,750
                                                                    ------------
Government Agency--12.1%
 Federal Republic of Brazil
 Capitalization Bonds
 5.00% due 4/15/14(3)(7)...........................        2,355       1,501,466
 Republic of Argentina
  Bonds
 11.38% due 1/30/17................................        2,500       2,340,625
 Republic of Brazil
  Bonds
 10.13% due 5/15/27................................        2,562       1,870,260
 United Mexican States
  Sr. Notes
 11.38% due 9/15/16................................        2,000       2,172,500
                                                                    ------------
                                                                       7,884,851
                                                                    ------------
Oil & Gas--2.5%
 Statia Terminals International NV
 Mortgage Notes, Series B 11.75% due 11/15/03......        1,500       1,597,500
                                                                    ------------
Packaging--1.4%
 Vicap Sa de Cv
 Guaranteed Sr. Notes
 11.38% due 5/15/07(2).............................        1,000         932,500
                                                                    ------------

SunAmerica Diversified Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999 - (continued)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
FOREIGN BONDS & NOTES (continued)
Paging--0.7%
 Paging Network Do Brasil SA
 Sr. Notes
 13.50% due 6/06/05................................     $  1,000    $    457,500
                                                                    ------------
Shipping--0.8%
 Golden Ocean Group Ltd.
 Sr. Notes
 10.00% due 8/31/01................................          750         155,625
 Pegasus Shipping Ltd.
 Guaranteed Sr. Mortgage Notes
 11.88% due 11/15/04...............................          500         350,000
                                                                    ------------
                                                                         505,625
                                                                    ------------
Telecommunications--9.9%
 Call-Net Enterprises, Inc.
 Sr. Notes
 8.00% due 8/15/08.................................          750         742,500
 Globo Communicacoes E Participacoes SA
 Guaranteed Notes
 10.63% due 12/05/08...............................        1,000         652,500
 RSL Communications Ltd.
 Sr. Notes
 12.25% due 11/15/06...............................        1,250       1,365,625
 Telecom Argentina
 Notes
 12.00% due 11/15/02...............................        3,000       3,265,200
 Transtel Pass Through Trust
 Sr. Notes
 12.50% due 11/01/07(2)............................        1,000         432,500
                                                                    ------------
                                                                       6,458,325
                                                                    ------------
Telephone--1.3%
 Comtel Brasileira
 Bonds
 10.75% due 9/26/04................................        1,000         837,500
                                                                    ------------
Utilities--3.8%
 Companhia Paranaense
 Unsubordinated Notes
 9.75% due 5/02/05(2)..............................        1,000         817,500
 Monterrey Power SA
 Sr. Secured Notes
 9.63% due 11/15/09................................        2,000       1,665,000
                                                                    ------------
                                                                       2,482,500
                                                                    ------------
Total Foreign Bonds & Notes
 (cost $39,369,608)................................                   32,592,864
                                                                    ------------

                                                       Principal
                                                        Amount
                                                    (in thousands)     Value
               Security Description                 Shares/Warrants   (Note 2)

--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES--12.4%
U.S. Treasury Bonds--7.7%
 5.50% due 8/15/28................................     $  3,000     $  2,871,090
 6.13% due 11/15/27...............................          500          518,905
 11.13% due 8/15/03...............................        1,300        1,592,708
                                                                    ------------
                                                                       4,982,703
                                                                    ------------
U.S. Treasury Notes--4.7%
 4.75% due 2/15/04................................        1,000          984,690
 6.13% due 8/15/07................................        2,000        2,093,740
                                                                    ------------
                                                                       3,078,430
                                                                    ------------
Total U.S. Government and Agencies
 (cost $8,635,972)................................                     8,061,133
                                                                    ------------
PREFERRED STOCK--0.2%
Telecommunications--0.2%
 IXC Communications, Inc 6.75%(2)
 (cost $151,375)..................................        3,000          120,750
                                                                    ------------
COMMON STOCK--0.0%
 Paging--0.0%
 Paging Do Brazil Holdings Co. LLC, Class B+(2)(6)
 (cost $10).......................................        1,000               10
                                                                    ------------
WARRANTS--0.2%+
Cable--0.0%
 Australis Holdings Property
  Ltd. (2)(6).....................................          500                0
 UIH Australia Pacific, Inc.......................        1,000            1,125
                                                                    ------------
                                                                           1,125
                                                                    ------------
Cellular--0.1%
 International Wireless Communications(2)(6)......        1,750                0
 Occidente Y Caribe Celular SA(2)(6)..............        8,000           64,000
                                                                    ------------
                                                                          64,000
                                                                    ------------
Media--0.0%
 Diva Systems Corp.(6)............................        3,750               38
 Knology Holdings, Inc.(2)........................        1,500            3,007
 Park-N-View, Inc.(6).............................          625                6
                                                                    ------------
                                                                           3,051
                                                                    ------------
Retail--0.0%
 Electronic Retailing Systems International.......        1,000            1,000
                                                                    ------------

SunAmerica Diversified Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999 - (continued)

                                                       Warrants/
                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
WARRANTS (continued)
Shipping--0.0%
 Golden Ocean Group Ltd. ..........................        1,000    $         10
                                                                    ------------
Telecommunications--0.1%
 Bell Technology Group Ltd. .......................          500          35,000
 DTI Holdings, Inc.(2)(6)..........................        5,000              50
                                                                    ------------
                                                                          35,050
                                                                    ------------
Total Warrants
 (cost $59,786)....................................                      104,236
                                                                    ------------
Total Investment Securities--90.9%
 (cost $69,947,886)................................                   59,170,032
                                                                    ------------
SHORT-TERM SECURITIES--3.1%
Oil & Gas--3.1%
 Bridas Corp.
 Sr. Notes
 12.50% due 11/15/99
 (cost $2,000,000).................................     $  2,000       2,044,420
                                                                    ------------
REPURCHASE AGREEMENT--3.6%
 State Street Bank & Trust Co. Joint Repurchase
  Agreement Account (Note 2)
  (cost $2,331,000)................................        2,331       2,331,000
                                                                    ------------
TOTAL INVESTMENTS--
 (cost $74,278,886*)...............................         97.6%     63,545,452
Other assets less liabilities......................          2.4       1,553,875
                                                        --------    ------------
NET ASSETS--                                              100.00%   $ 65,099,327
                                                        ========    ============



* See Note 5
+ Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Resale restricted to qualified institutional buyers
(3) Variable rate security; rate as of March 31, 1999
(4) Bond issued as part of a unit which includes an equity component
(5) Bond in default
(6) Fair valued security; see Note 2
(7) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security
(8) Allocation of investment by country as a percentage of net assets as of March 31, 1999:

   United States......................................................... 48.5 %
   Brazil................................................................ 12.2 %
   Argentina............................................................. 11.6 %
   Mexico................................................................ 11.3 %
   Bermuda...............................................................  4.1 %
   Canada................................................................  3.6 %
   Britain...............................................................  2.3 %
   Colombia..............................................................  2.3 %
   Netherlands...........................................................  1.5 %
   Liberia...............................................................  0.2 %
                                                                          ------
                                                                          97.6 %
                                                                          ======

See Notes to Financial Statements

SunAmerica High Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--83.2%
Broadcasting--6.2%
 Big City Radio, Inc.
  Sr. Disc. Notes
  zero coupon due 3/15/05(1).......................   $     2,000   $  1,390,000
 Chancellor Media Corp.
  Sr. Notes
  8.00% due 11/01/08(2)............................         3,000      3,123,750
 Chancellor Media Corp.
  Sr. Subordinated Notes
  9.00% due 10/01/08...............................           500        535,000
 Cumulus Media, Inc.
  Sr. Subordinated Notes
  10.38% due 7/01/08...............................         2,000      2,155,000
 Radio One, Inc.
  Sr. Subordinated Notes, Series B
  7.00% due 5/15/04................................         1,385      1,410,969
 Shop At Home, Inc.
  Sr. Secured Notes
  11.00% due 4/01/05...............................         1,500      1,578,750
 Spanish Broadcasting Systems, Inc.
  Sr. Notes
  12.50% due 6/15/02...............................         2,250      2,528,437
                                                                    ------------
                                                                      12,721,906
                                                                    ------------
Building Materials--2.1%
 Ainsworth Lumber Ltd.
  Sr. Secured Notes
  12.50% due 7/15/07(3)............................         1,250      1,325,000
 Congoleum Corp.
  Sr. Notes
  8.63% due 8/01/08................................           750        741,563
 MMI Products, Inc.
  Sr. Subordinated Notes, Series C
  11.25% due 4/15/07(2)............................         2,000      2,125,000
                                                                    ------------
                                                                       4,191,563
                                                                    ------------
Cable--8.1%
 Adelphia Communications Corp.
  Sr. Notes
  8.13% due 7/15/03................................         2,250      2,278,125
 Echostar DBS Corp.
  Sr. Notes
  9.38% due 2/01/09(2).............................         3,500      3,631,250
 International CableTel, Inc.
  Sr. Deferred Coupon Notes, Series B
  zero coupon due 2/01/06(1).......................         2,500      2,175,000
 Mediacom LLC/Mediacom Capital Corp.
 Sr. Notes
 7.88% due 2/15/11(2)..............................         2,000      1,955,000
 Mediacom LLC/Mediacom Capital Corp.
 Sr. Notes
 8.50% due 4/15/08.................................         2,500      2,590,625
 UIH Australia Pacific, Inc.
  Sr. Disc. Notes, Series B
  zero coupon due 5/15/06(1).......................         1,500        952,500

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)


Cable (continued)
 United International Holdings, Inc.
  Sr. Secured Disc. Notes
  zero coupon due 2/15/08(1).......................    $    4,500   $  3,060,000
                                                                    ------------
                                                                      16,642,500
                                                                    ------------
Cellular--7.6%
 Centennial Cellular Operating Co.
  Sr. Subordinated Notes
  10.75% due 12/15/08(2)...........................         3,500      3,692,500
 Comcast Cellular Holdings, Inc.
  Sr. Notes, Series B
  9.50% due 5/01/07................................         3,450      3,950,250
 International Wireless Communications
 Sr. Secured Disc. Notes
 zero coupon due 8/15/01...........................         3,250        235,625
 McCaw International Ltd.
  Sr. Disc. Notes
  zero coupon due 4/15/07(1).......................         1,750      1,032,500
 Nextel Communications, Inc.
  Sr. Disc. Notes
  9.75% due 8/15/04................................         1,750      1,811,250
 Nextel Communications, Inc.
  Sr. Disc. Notes
  10.13% due 1/15/04...............................         2,280      2,348,400
 Nextel Partners
  Sr. Disc. Notes
  zero coupon due 2/01/09(2).......................         1,000        581,250
 Omnipoint Communications, Inc.
  Sr. Notes
  8.25% due 2/17/06(2)(4)..........................         1,970      1,777,704
                                                                    ------------
                                                                      15,429,479
                                                                    ------------
Chemicals--3.3%
 American Pacific Corp.
  Sr. Notes
  9.25% due 3/01/05................................         1,000      1,015,000
 Huntsman Corp.
  Sr. Subordinated Notes
  8.33% due 7/01/07(2)(4)..........................         2,500      2,390,625
 NL Industies, Inc.
  Sr. Notes
  11.75% due 10/15/03..............................         2,750      2,945,937
 Sterling Chemicals Holdings, Inc.
  Sr. Secured Disc. Notes
  zero coupon due 8/15/08(1).......................         1,000        425,000
                                                                    ------------
                                                                       6,776,562
                                                                    ------------
Consumer Goods--7.9%
 Carson, Inc.
 Sr. Subordinated Notes, Series B 10.38% due
 11/01/07..........................................         1,000        770,000
 Evenflo Co., Inc.
 Sr. Subordinated Notes
 11.75% due 8/15/06(2).............................         1,750      1,804,687

SunAmerica High Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999 - (continued)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Consumer Goods (continued)
 Finlay Fine Jewelry Corp.
 Sr. Notes
 8.38% due 5/01/08.................................        $  750      $ 729,375
 French Fragrances, Inc.
 Sr. Notes, Series B 10.38% due 5/15/07............         2,250      2,233,125
 Phillips Van Heusen Corp.
 Debentures
 7.75% due 11/15/23................................         1,500      1,290,615
 Phillips Van Heusen Corp.
 Sr. Subordinated Notes
 9.50% due 5/01/08.................................         1,250      1,243,750
 Polymer Group, Inc.
 Sr. Subordinated Notes, Series B 8.75% due
 3/01/08...........................................         2,000      2,015,000
 Polymer Group, Inc.
 Sr. Subordinated Notes, Series B 9.00% due
 7/01/07...........................................         4,000      4,070,000
 Revlon Consumer Products Corp.
 Sr. Notes
 9.00% due 11/01/06................................         1,950      1,950,000
                                                                    ------------
                                                                      16,106,552
                                                                    ------------
Consumer Services--1.2%
 Allied Waste North America, Inc.
 Sr. Notes, Series B
 7.63% due 1/01/06.................................         1,000        975,000
 Allied Waste North America, Inc.
 Sr. Notes
 7.88% due 1/01/09.................................           950        931,000
 Protection One, Inc.
 Sr. Subordinated Notes
 8.13% due 1/15/09(2)..............................           500        509,375
                                                                    ------------
                                                                       2,415,375
                                                                    ------------
Energy--3.6%
 P + L Coal Holdings Corp.
  Sr. Notes
  8.88% due 5/15/08(2).............................         1,500      1,569,375
 Parker Drilling Co.
 Sr. Notes, Series C
 9.75% due 11/15/06(2).............................         3,770      3,129,100
 Pogo Producing Co.
 Sr. Subordinated Notes
 10.38% due 2/15/09(2).............................         1,500      1,522,500
 Southwest Royalties, Inc.
 Sr. Notes, Series B
 10.50% due 10/15/04...............................         2,500      1,100,000
                                                                    ------------
                                                                       7,320,975
                                                                    ------------
Energy Services--0.7%
 Gulfmark Offshore, Inc.
 Sr. Notes
 8.75% due 6/01/08.................................         1,500      1,368,750
                                                                    ------------
Financial Services--0.9%
 RBF Finance Co.
 Sr. Secured Notes
 11.38% due 3/15/09(2).............................           750        793,125

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)


Financial Services (continued)
 Western Financial Savings Bank
 Sr. Subordinated Notes
 8.88% due 8/01/07.................................    $    1,500   $  1,125,000
                                                                    ------------
                                                                       1,918,125
                                                                    ------------
Food & Beverages--2.2%
 Richmont Marketing Specialist
 Sr. Subordinated Notes
 10.13% due 12/15/07(2)............................         2,000      1,395,000
 Specialty Foods Corp.
 Sr. Notes, Series B
 11.13% due 10/01/02...............................         3,250      3,075,313
                                                                    ------------
                                                                       4,470,313
                                                                    ------------
Gaming--0.8%
 Capital Gaming International, Inc.
 Sr. Notes
 zero coupon due 8/01/95(6)(7).....................            20              2
 Mohegan Tribal Gaming Authority
 Sr. Notes
 8.13% due 1/01/06(2)..............................         1,700      1,736,125
                                                                    ------------
                                                                       1,736,127
                                                                    ------------
Health Services--4.9%
 Fresenius Medical Care Capital Trust II
 Sr. Notes
 7.88% due 2/01/08.................................         2,250      2,216,250
 Fresenius Medical Care Capital Trust I
 Sr. Notes
 9.00% due 12/01/06................................           500        513,750
 Schein Pharmaceutical, Inc.
 Sr. Notes
 8.13% due 12/15/04(4).............................         3,000      2,745,000
 Tenet Healthcare Corp.
 Sr. Notes
 8.00% due 1/15/05.................................         4,500      4,443,750
                                                                    ------------
                                                                       9,918,750
                                                                    ------------
Leisure & Tourism--2.2%
 Carmike Cinemas, Inc.
 Sr. Subordinated Notes
 9.38% due 2/01/09(2)..............................         1,950      1,979,250
 ITT Corp.
  Notes
 6.25% due 11/15/00................................         2,500      2,434,200
                                                                    ------------
                                                                       4,413,450
                                                                    ------------
Manufacturing--6.6%
 Applied Power, Inc.
 Sr. Subordinated Notes
 8.75% due 4/01/09.................................           350        353,500
 Filtronic Plc
 Sr. Notes
 10.00% due 12/01/05(2)............................         2,250      2,340,000

SunAmerica High Income Fund
PORTFOLIO OF INVESTMENTS - March 31,1999 - (continued)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Manufacturing (continued)
 L-3 Communications Corp.
 Sr. Subordinated Notes
 10.38% due 5/01/07................................    $    1,950   $  2,149,875
 Lifestyle Furnishings International Ltd.
 Sr. Subordinated Notes
 10.88% due 8/01/06................................         3,000      3,345,000
 Pentacon, Inc.
 Sr. Subordinated Notes
 12.25% due 4/01/09(2).............................         2,000      1,950,000
 Trident Automotive PLC
 Sr. Subordinated Notes
 10.00% due 12/15/05...............................         1,000      1,035,000
 Wavetek Corp.
 Sr. Subordinated Notes
 10.13% due 6/15/07................................         2,500      2,415,625
                                                                    ------------
                                                                      13,589,000
                                                                    ------------
Media--1.3%
 Diva Systems Corp.
 Sr. Disc. Notes, Series B
 zero coupon due 3/01/08(1)........................         2,500        759,375
 Knology Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 10/15/07(1).......................         1,500        823,125
 Park-N-View, Inc.
 Sr. Notes, Series B
 13.00% due 5/15/08(2)(5)..........................         1,875      1,101,563
                                                                    ------------
                                                                       2,684,063
                                                                    ------------
Metals & Mining--5.6%
 Acme Metals, Inc.
 Sr. Notes
 12.50% due 8/01/02(7).............................         1,500      1,111,875
 AK Steel Corp.
 Sr. Notes
 7.88% due 2/15/09(2)..............................         1,500      1,500,000
 California Steel Industries, Inc.
 Sr. Notes
 8.50% due 4/01/09(2)..............................         1,925      1,974,375
 GS Technologies Operating, Inc.
 Guaranteed Sr. Notes
 12.00% due 9/01/04................................         1,500      1,018,125
 Kaiser Aluminum & Chemical Corp.
 Sr. Subordinated Notes
 12.75% due 2/01/03................................         1,500      1,451,250
 Metal Management, Inc.
 Sr. Subordinated Notes
 10.00% due 5/15/08................................         2,000      1,405,000
 Renco Metals, Inc.
 Sr. Notes
 11.50% due 7/01/03................................         2,000      2,092,500
 Schuff Steel Company
 Sr. Notes
 10.50% due 6/01/08................................         1,000        917,500
                                                                    ------------
                                                                      11,470,625
                                                                    ------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Paper Products--0.7%
 Buckeye Technologies, Inc.
 Sr. Subordinated Notes
 8.00% due 10/15/10................................    $    1,500   $  1,509,375
                                                                    ------------
Retail--0.2%
 Electronic Retailing Systems International
 Sr. Disc. Notes
 zero coupon due 2/01/04(1)........................         1,000        333,750
                                                                    ------------
Supermarkets--2.3%
 Jitney Jungle Stores America, Inc.
 Sr. Subordinated Notes
 10.38% due 9/15/07................................         1,450      1,471,750
 Jitney Jungle Stores America, Inc.
 Sr. Notes
 12.00% due 3/01/06................................         3,000      3,330,000
                                                                    ------------
                                                                       4,801,750
                                                                    ------------
Telecommunications--14.0%
 Cellnet Data Systems, Inc.
 Sr. Notes, Series B
 zero coupon due 10/01/07(1).......................           750        288,750
 DTI Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/01/08(1)........................         3,000        836,250
 E.spire Communications, Inc.
 Sr. Disc. Notes
 zero coupon due 11/01/05(1).......................         1,550      1,054,000
 Globix Corp.
 Sr. Notes
 13.00% due 5/01/05................................         3,250      3,136,250
 GST Telecommunications, Inc.
 Sr. Secured Disc. Notes
 zero coupon due 5/01/08(1)(2).....................         1,000        520,000
 ICG Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/07(1)........................         2,250      1,642,500
 ICG Services, Inc.
 Sr. Exchange Disc. Notes
 zero coupon due 5/01/08(1)........................         1,250        712,500
 KMC Telecom Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 2/15/08(1)........................         3,650      1,989,250
 Orbcomm Global LP
 Sr. Notes
 14.00% due 8/15/04................................         2,500      2,412,500
 Orion Network Systems
 Sr. Disc. Notes
 zero coupon due 1/15/07(1)(5).....................         4,000      2,235,000
 Pac-West Telecomm, Inc.
 Sr. Notes
 13.50% due 2/01/09(2).............................         1,250      1,237,500
 Primus Telecomm Group, Inc.
 Sr. Notes
 11.25% due 1/15/09(2).............................         2,250      2,311,875

SunAmerica High Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999 - (continued)

                                                       Principal
                                                         Amount         Value
                Security Description                 (in thousands)    (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Telecommunications (continued)
 Primus Telecomm Group, Inc.
 Sr. Notes
 11.75% due 8/01/04................................    $    1,000   $  1,035,000
 Rhythms Netconnections, Inc.
 Sr. Disc. Notes
 zero coupon due 5/15/08(1)(2)(5)..................         1,250        687,500
 RSL Communications Plc
 Guaranteed Sr. Notes
 10.50% due 11/15/08...............................           950      1,011,750
 Splitrock Services, Inc.
 Sr. Notes, Series B
 11.75% due 7/15/08................................         2,750      2,619,375
 USN Communications, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 8/15/04(1)........................           500         48,750
 Verio, Inc.
 Sr. Notes
 13.50% due 6/15/04................................         1,500      1,741,875
 Vialog Corp.
 Sr. Notes, Series B
 12.75% due 11/15/01...............................         1,500      1,220,625
 Viatel, Inc.
 Sr. Notes
 11.25% due 4/15/08................................         1,000      1,012,500
 Viatel, Inc.
 Sr. Notes
 11.50% due 3/15/09(2).............................           750        778,125
                                                                    ------------
                                                                      28,531,875
                                                                    ------------
Transportation--0.8%
 Travelcenters of America, Inc.
 Sr. Subordinated Notes
 10.25% due 4/01/07................................         1,500      1,563,750
                                                                    ------------
Total Corporate Bonds & Notes
 (cost $181,948,872)...............................                  169,914,615
                                                                    ------------
FOREIGN BONDS & NOTES--9.8%
Broadcasting--0.9%
 Central European Media Enterprises Ltd.
 Sr. Notes
 9.38% due 8/15/04.................................         1,850      1,752,875
                                                                    ------------
Cable--2.1%
 Australis Holdings Property Ltd.
 Sr. Disc. Notes
 zero coupon due 11/01/02(1)(6)(7).................         1,000         20,000
 Comcast UK Cable Partners Ltd.
 Debentures
 zero coupon due 11/15/07(1)(5)....................         1,500      1,310,625
 Diamond Holdings PLC
 Guaranteed Sr. Notes
 9.13% due 2/01/08.................................           500        521,250

                                                       Principal
                                                         Amount         Value
                Security Description                 (in thousands)    (Note 2)

Cable (continued)
 Telewest Communications Plc
 Sr. Notes
 11.25% due 11/01/08(2)............................    $    2,000   $  2,330,000
                                                                    ------------
                                                                       4,181,875
                                                                    ------------

Cellular--1.1%
 Celcaribe SA
  Sr. Notes
 13.50% due 3/15/04                                         1,000        850,000
 Occidente Y Caribe Celular SA
 Sr. Disc. Notes, Series B
 zero coupon due 3/15/04(1)........................         2,000      1,400,000
                                                                    ------------
                                                                       2,250,000
                                                                    ------------

Energy Services--1.9%
 Statia Terminals International NV
 Mortgage Notes, Series B
 11.75% due 11/15/03...............................         3,700      3,940,500
                                                                    ------------

Manufacturing--0.6%
 International Utility Structures
 Sr. Subordinated Notes
 10.75% due 2/01/08................................         1,250      1,271,875
                                                                    ------------

Paging--0.3%
 Paging Network Do Brasil SA
 Sr. Notes
 13.50% due 6/06/05................................         1,400        640,500
                                                                    ------------

Shipping--0.7%
 Golden Ocean Group Ltd.
 Sr. Notes
 10.00% due 8/31/01................................         3,400        705,500
 Pegasus Shipping Ltd.
 Guaranteed Sr. Mortgage Notes
 11.88% due 11/15/04...............................         1,000        700,000
                                                                    ------------
                                                                       1,405,500
                                                                    ------------

Telecommunications--2.2%
 Call-Net Enterprises, Inc.
 Sr. Notes
 8.00% due 8/15/08.................................         1,000        990,000
 Poland Telecom Finance BV
 Guaranteed Sr. Notes, Series B
 14.00% due 12/01/07(2)............................         1,000        915,000
 RSL Communications Ltd.
 Sr. Notes
 12.25% due 11/15/06...............................         1,850      2,021,125
 Transtel Pass Through Trust
 Sr. Notes
 12.50% due 11/01/07(2)............................         1,500        648,750
                                                                    ------------
                                                                       4,574,875
                                                                    ------------

Total Foreign Bonds & Notes
 (cost $24,887,025)................................                   20,018,000
                                                                    ------------


SunAmerica High Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999 - (continued)



                                                           Shares/     Value
                  Security Description                    Warrants    (Note 2)

--------------------------------------------------------------------------------
PREFERRED STOCK--4.3%
Cable--1.6%
 CSC Holdings, Inc. 11.13%(3)...........................     28,536 $  3,281,661
                                                                    ------------

Cellular--0.1%
 Omnipoint Communications, Inc. 7.00%(2)................      6,000      174,000
                                                                    ------------



Financial Services--1.0%
 Bankunited Financial Corp. 9.00%.......................      2,000    2,032,500
                                                                    ------------

Telecommunications--1.6%
 Global Crossing Holdings Ltd. 10.50%...................     16,000    1,852,000
 Intermedia Communications, Inc. 7.00%(2)...............     40,000      850,000
 IXC Communications, Inc.
  6.75%(2)..............................................     12,000      483,000
                                                                    ------------
                                                                       3,185,000
                                                                    ------------

Total Preferred Stock
 (cost $8,383,366)......................................               8,673,161
                                                                    ------------

COMMON STOCK--0.0%
Gaming--0.0%
 Capital Gaming International, Inc.+(6).................         77            1
                                                                    ------------

Paging--0.0%
 Paging Do Brazil Holdings Co. LLC, Class B+(2)(6)......      1,400           14
                                                                    ------------

Telecommunications--0.0%
 Intermedia Communications, Inc. .......................      1,624       42,943
                                                                    ------------

Total Common Stock
 (cost $164,209)........................................                  42,958
                                                                    ------------

WARRANTS--0.3%+
Cable--0.0%
 Australis Holdings Property Ltd.(2)(6).................      1,000            0
 UIH Australia Pacific, Inc. ...........................      1,000        1,125
                                                                    ------------
                                                                           1,125
                                                                    ------------

Cellular--0.0%
 Clearnet Communications, Inc. .........................      4,950       19,800
 International Wireless Communications(2)(6)............      3,250            0
 Occidente Y Caribe Celular
  SA(2)(6)..............................................      8,000       64,000
                                                                    ------------
                                                                          83,800
                                                                    ------------
Gaming--0.0%
 Capital Gaming International,
  Inc.(6)...............................................     45,500          227
                                                                    ------------

                                                      Warrants/
                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

Media--0.0%
 Diva Systems Corp.(6).............................   $    7,500   $         75
 Knology Holdings, Inc.(2).........................        4,500          9,022
 Park-N-View, Inc.(6)..............................        1,875             19
                                                                   ------------
                                                                          9,116
                                                                   ------------
Retail--0.0%
 Electronic Retailing Systems International........        1,000          1,000
                                                                   ------------
Shipping--0.0%
 Ermis Maritime Holdings Ltd.(6)...................        1,363             14
 Golden Ocean Group Ltd............................        2,500             25
                                                                   ------------
                                                                             39
                                                                   ------------
Telecommunications--0.3%
 Bell Technology Group Ltd. .......................        1,250         87,500
 Cellnet Data Systems, Inc.(6).....................        1,200         12,000
 DTI Holdings, Inc.(2)(6)..........................       15,000            150
 KMC Telecom Holdings, Inc.(6).....................        3,650          9,125
 Poland Telecom Finance BV(6)......................        1,000             10
 Primus Telecomm Group, Inc........................        1,000          8,500
 Rythms Netconnections, Inc.(6)....................        9,000        360,000
 Vialog Corp.......................................        1,500         52,500
                                                                   ------------
                                                                        529,785
                                                                   ------------
Total Warrants
 (cost $392,700)...................................                     625,092
                                                                   ------------
Total Investment Securities--97.6%
 (cost $215,776,172)...............................                 199,273,826
                                                                   ------------
REPURCHASE AGREEMENT--3.0%
 State Street Bank & Trust Co.
  Joint Repurchase Agreement Account (Note 2)
  (cost $6,223,000) ...............................   $    6,223      6,223,000
                                                                   ------------
TOTAL INVESTMENTS--
  (cost $221,999,172)..............................        100.6%   205,496,826
Liabilities in excess of other assets..............         (0.6)    (1,257,210)
                                                      ----------   ------------
NET ASSETS-- ......................................       100.00%  $204,239,616
                                                      ==========   ============

------
* See Note 5
+ Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Resale restricted to qualified institutional buyers
(3) PIK ("Payment-in-kind") payment made with additional shares in lieu of cash
(4) Variable rate security; rate as of March 31, 1999
(5) Bond issued as part of a unit which includes an equity component
(6) Fair valued security; see Note 2
(7) Bond in default
See Notes to Financial Statements

SunAmerica Tax Exempt Insured Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999


                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
MUNICIPAL BONDS--97.7%
Alabama--1.9%
 Jefferson County Alabama Sewer Revenue Capital
  Improvement Warrants, Series A,
  5.13% due 2/01/29+...............................      $2,000     $  1,968,300
                                                                    ------------
Alaska--1.6%
 Alaska State Housing Finance Corp., Series A-2,
 7.50% due 12/01/15+...............................       1,615        1,648,996
                                                                    ------------
Arizona--3.6%
 Northern Arizona University, Revenue,
  6.50% due 6/01/10+...............................       1,845        2,169,517
 Pima County, Arizona Unified School District
  Number 1, General Obligation,
  7.50% due 7/01/10+...............................       1,200        1,516,176
                                                                    ------------
                                                                       3,685,693
                                                                    ------------
Arkansas--0.1%
 Arkansas State Development Finance Authority,
  Single Family Mortgage Revenue,
  9.00% due 6/01/14+...............................         125          127,746
                                                                    ------------
California--5.7%
 Anaheim, California Public Financing Authority,
  Revenue, Series A,
  zero coupon due 9/01/18+.........................       1,500          562,050
 California Housing Finance Agency, Revenue, Series
  A, 5.40% due 8/01/18+............................       1,000        1,017,750
 Long Beach, California Harbor Revenue Refunding,
  Series A, 6.00% due 5/15/17+.....................       1,000        1,122,040
 San Francisco, California City & County
  Redevelopment Agency, Lease Revenue,
  6.75% due 7/01/15+...............................       1,000        1,137,560
 San Jose, California Redevelopment Agency,
  Tax Allocation, 6.00% due 8/01/11+...............       1,700        1,944,426
                                                                    ------------
                                                                       5,783,826
                                                                    ------------
Colorado--4.6%
 Highlands Ranch Metropolitan District, Colorado
  General Obligation, 6.50% due 6/15/09+...........       1,960        2,295,336
 Jefferson County, Colorado School District R001,
  Refunding, 6.50% due 12/15/11+...................       2,000        2,375,160
                                                                    ------------
                                                                       4,670,496
                                                                    ------------


                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

Georgia--3.1%
 Municipal Electric Authority, Georgia Special
  Obligation, Fifth Crossover Series,
  6.40% due 1/01/09+...............................     $1,250     $  1,436,738
 Municipal Electric Authority, Georgia Special
  Obligation, Fifth Crossover Series,
  6.40% due 1/01/13+...............................      1,500        1,750,980
                                                                   ------------
                                                                      3,187,718
                                                                   ------------
Hawaii--2.6%
 Hawaii, Series CR,
  General Obligation, 5.25% due 4/01/11+...........      2,565        2,678,373
                                                                   ------------
Idaho--1.0%
 Idaho Housing & Finance Association, Single Family
  Mortgage,
  5.63% due 7/01/15+...............................      1,000        1,028,550
                                                                   ------------
Illinois--11.9%
 Chicago Illinois Board Of Education, General
  Obligation, 6.75% due 12/01/11+..................      2,000        2,398,480
 Cook & Du Page Counties, Illinois High School,
  District Number 210, General Obligation,
  zero coupon due 12/01/12+........................      1,600          821,248
 Cook County, Illinois Community College, District
  Number 508, 7.70% due 12/01/07+..................      4,000        4,965,160
 Illinois Health Facilities Authority, Lutheran
  General Health System, 7.00% due 4/01/08+........      3,400        4,017,848
                                                                   ------------
                                                                     12,202,736
                                                                   ------------
Indiana--1.4%
 Indiana State Housing Finance Authority, Multi-
  Unit Mortgage Program, Series A,
  9.00% due 1/01/14+...............................      1,470        1,476,174
                                                                   ------------
Kentucky--5.5%
 Kenton County Kentucky Airport, Board Revenue
  Refunding, Cincinnati/ Northern Kentucky, Series
  A,
  6.30% due 3/01/15+...............................      1,500        1,675,710
 Louisville & Jefferson County, Kentucky Regional
  Airport Authority, Series A, 6.50% due 7/01/17+..      3,500        3,963,820
                                                                   ------------
                                                                      5,639,530
                                                                   ------------


SunAmerica Tax Exempt Insured Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999 - (continued)

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

-------------------------------------------------------------------------------
MUNICIPAL BONDS (continued)
Massachusetts--2.8%
 Massachusetts State Housing Finance Agency,
  Insured Rental, Series A,
  6.60% due 7/01/14+...............................     $  955       $1,028,860
 Massachusetts State Turnpike Authority,
  Metropolitan Highway Systems, Series A, 4.75% due
  1/01/34+.........................................      2,000        1,858,860
                                                                   ------------
                                                                      2,887,720
                                                                   ------------

Michigan--2.2%
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local
  Government Loan,
  zero coupon due 5/01/17+.........................      2,875        1,142,266
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local
  Government Loan,
  zero coupon due 5/01/16+.........................      2,735        1,151,216
                                                                   ------------
                                                                      2,293,482
                                                                   ------------

Missouri--6.8%
 Missouri State Housing Development Commission,
  Insured, Single Family Mortgage Revenue,
  9.38% due 4/01/16+...............................         30           31,455
 Sikeston, Missouri Electric, Revenue,
  6.20% due 6/01/10+...............................      6,000        6,915,720
                                                                   ------------
                                                                      6,947,175
                                                                   ------------

Nevada--4.9%
 Nevada Housing Division, Single Family Mortgage
  Revenue, Series A,
  zero coupon due 4/01/16+(1)......................      4,945        5,048,845
                                                                   ------------

New Jersey--1.7%
 New Jersey State Transportation Trust Fund
  Authority, Transportation Systems Revenue, Series
  B,
  6.50% due 6/15/10+...............................      1,500        1,768,890
                                                                   ------------
New Mexico--0.1%
 New Mexico Mortgage Finance Authority, Single
  Family Mortgage Revenue, Series C, 8.63% due
  7/01/17+.........................................        110          112,475
                                                                   ------------



                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

New York--8.3%
 Long Island Power Authority, New York Electric,
  Revenue
  5.13% due 4/01/11+...............................      $2,000       $2,082,840
 Niagara Falls, New York,
  General Obligation,
  7.50% due 3/01/14+...............................         555          716,416
 Niagara Falls, New York,
  General Obligation,
  7.50% due 3/01/13+...............................         445          571,994
 Port Authority of New York & New Jersey Special
  Obligation, Revenue, JFK International Air
  Terminal-6,
  6.25% due 12/01/11+..............................       3,000        3,439,830
 Port Authority of New York & New Jersey Special
  Obligation, Revenue, JFK International Air
  Terminal-6,
  6.25% due 12/01/10+..............................       1,500        1,719,960
                                                                    ------------
                                                                       8,531,040
                                                                    ------------

North Dakota--0.5%
 North Dakota State Housing Finance Agency, Single
  Family Mortgage Revenue, Series A, 7.38% due
  7/01/17+.........................................         485          490,578
                                                                    ------------

Ohio--5.0%
 Lucas County, Ohio Hospital Revenue, St Vincent
  Medical Center,
  6.50% due 8/15/07+...............................       3,500        3,833,130
 Woodridge, Ohio Local School District, General
  Obligation, 6.80% due 12/01/14+..................       1,000        1,228,160
                                                                    ------------
                                                                       5,061,290
                                                                    ------------
Oklahoma--1.7%
 Grand River Dam Authority, Oklahoma Revenue
  Refunding, 6.25% due 6/01/11+....................       1,500        1,734,600
                                                                    ------------

Pennsylvania--0.1%
 Pennsylvania Housing Finance Agency, Multi-Family
  Mortgage, 9.38% due 8/01/28+.....................         120          121,674
                                                                    ------------



Puerto Rico--2.1%
 Puerto Rico Commonwealth Highway & Transportation
  Authority, Revenue, Series A,
 5.50% due 7/01/13+................................       2,000        2,179,900
                                                                    ------------



SunAmerica Tax Exempt Insured Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999 - (continued)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
MUNICIPAL BONDS (continued)
Rhode Island--0.7%
 Rhode Island Housing & Mortgage Finance Corp.,
  Revenue,
 8.38% due 10/01/16+...............................      $  660     $    667,280
                                                                    ------------

South Dakota--2.4%
 South Dakota State Health And Educational
  Facilities Authority, Revenue,
 6.25% due 7/01/10+................................       2,120        2,416,355
                                                                    ------------

Texas--14.0%
 Alliance Airport Authority, Inc., Texas Special
  Facilities, Revenue,
 6.38% due 4/01/21.................................       2,000        2,157,600
 Bexar County, Texas Health Facilities Development
  Corp., Hospital Revenue,
 6.75% due 8/15/19+................................       2,000        2,299,940
 Dallas, Texas Waterworks and Sewer Systems,
  Revenue Refunding,
 5.00% due 10/01/15................................       3,200        3,218,176
 Harris County, Texas Hospital District Mortgage,
  Revenue,
 7.40% due 2/15/10+................................       2,500        2,998,800
 Houston, Texas Water Conveyance Systems Contract,
  Series J, Certificates of Participation,
 6.13% due 12/15/08+...............................       1,250        1,409,262
 Houston, Texas Water Conveyance Systems Contract,
  Certificates of Participation,
 6.13% due 12/15/09+...............................       1,000        1,133,140
 San Antonio, Texas Hotel Occupancy, Revenue,
 zero coupon due 8/15/17+..........................       2,700        1,055,160
                                                                    ------------
                                                                      14,272,078
                                                                    ------------
Virginia--1.0%
 Virginia State Housing Development Authority,
  Mult- Family, Series H,
 5.50% due 5/01/13.................................       1,000        1,041,110
                                                                    ------------




                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Washington--0.4%
 Washington State Housing Finance Commission,
  Multi-Family Mortgage Revenue, Series A,
 9.13% due 7/01/10+................................      $  380     $    384,393
                                                                    ------------

Total Investment Securities--97.7%
 (cost $92,751,658)................................                  100,057,023

                                                                    ------------
SHORT-TERM SECURITIES--1.1%
North Dakota--0.7%
 Grand Forks North Dakota Hospital Facilities,
  United Hospital Obligation, Revenue
 3.10% due 4/01/99(2)..............................         700          700,000
                                                                    ------------

Texas--0.4%
 Harris County, Texas Health Facilities Development
  Corp. St. Lukes Episcopal Hospital, Revenue,
 3.10% due 4/01/99(2)..............................         400          400,000
                                                                    ------------

Total Short-Term Securities
  (cost $1,100,000)................................                    1,100,000
                                                                    ------------
TOTAL INVESTMENTS--
  (cost $93,851,658)...............................       98.80%     101,157,023
Other assets less liabilities......................         1.2        1,209,511
                                                         ------     ------------
NET ASSETS--.......................................      100.00%    $102,366,534
                                                         ======     ============

------
* See Note 5
+ All or part of this security issued by Government National Mortgage
  Association ("GNMA"), Financial Security Assurance ("FSA"), Federal Housing Administration ("FHA"), Financial Guarantee Insurance Corp. ("FGIC"), Municipal Bond Insurance Association ("MBIA"), or AMBAC ($93,640,137 or 91.5% of Net Assets)
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Variable rate security; maturity date reflects next reset date
See Notes to Financial Statements

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 1999

Note 1. Organization

  SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of five different investment series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo") An investor may invest in one or more of the following Funds: SunAmerica U.S. Government Securities Fund, SunAmerica Federal Securities Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives for each of the Funds are as follows:

  U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by investing primarily in securities issued or guaranteed by the U.S. government, or any agency or instrumentality thereof.

  Federal Securities Fund seeks current income, with capital appreciation as a secondary objective, by investing primarily in securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

  Diversified Income Fund seeks a high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective.

  High Income Fund seeks maximum current income by investing primarily in high-yield, high-risk corporate bonds.

  Tax Exempt Insured Fund seeks as high a level of current income exempt from Federal income taxes as is consistent with preservation of capital.

  Each Fund currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. High Income Fund also offers Class II shares. Class II shares are offered at net asset value per share plus an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within eighteen months of purchase. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") except that Class B and Class II shares are subject to higher distribution fee rates.

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 1999 - (continued)


Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. The preceding procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Trustees, some other method would more accurately reflect the fair market value of such debt securities in quantities owned by such Fund. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  Repurchase Agreements: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated investment companies. The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 1999 - (continued)


  As of March 31, 1999 the U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund, and High Income Fund had a 10.32%, 3.90%, 1.00%, and 2.59% undivided interest, respectively, which represented $24,806,000, $9,369,000, $2,331,000 and $6,223,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

  State Street Bank & Trust Co. Repurchase Agreement, 4.82% dated 3/31/99, in the principal amount of $240,396,000, repurchase price $240,428,186, due 4/01/99, collateralized by $34,340,000 U.S. Treasury Bonds 7.50% due 11/15/16, $17,710,000 U.S. Treasury Bonds 12.75% due 11/15/10, $24,910,000
  U.S. Treasury Notes 5.50% due 5/31/00, $49,820,000 U.S. Treasury Notes 5.625% due 11/30/99, $50,000,000 U.S.Treasury Notes 6.00% due 8/15/00 and
  $49,760,000 U.S. Treasury Notes 6.375% due 5/15/99, approximate aggregate value $245,219,238.

  Securities Transactions, Investment Income, Dividends and Distributions to
  Shareholders: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Funds do not amortize market premiums (except for Tax Exempt Insured Fund) or accrete market discounts (except for Diversified Income Fund and High Income Fund) except original issue discounts for which amortization is required for federal income tax purposes.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

  Expenses common to all funds are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

  Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 1999 - (continued)


  For the year ended March 31, 1999, the following reclassifications arising from book/tax differences were primarily the result of market discount and paydown losses.

                                  Accumulated       Accumulated
                               Undistributed Net Undistributed Net
                                  Investment         Realized        Paid-In
                                 Income/(Loss)      Gain/(Loss)      Capital
                               ----------------- ----------------- ------------
  U.S. Government Securities
   Fund.......................    $(2,215,008)      $2,215,008     $        --
  Federal Securities Fund.....       (285,544)         285,544              --
  Diversified Income Fund.....            --               --               --
  High Income Fund............            --         1,680,742      (1,680,742)
  Tax Exempt Insured Fund.....            --               --               --

  Investment Securities Loaned: During the year ended March 31, 1999, U.S. Government Securities Fund and Federal Securities Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Funds receive cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Funds may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Funds may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

  At March 31, 1999, U.S. Government Securities Fund and Federal Securities Fund have loaned securities having a value of $12,857,181 and $2,857,151, respectively, and held cash collateral of $13,196,250 and $2,932,500, respectively, for these loans.

  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 1999 - (continued)


  Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SAAMCo and its affiliates.

  The Funds pay SAAMCo a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                    Management
                                                       Assets          Fees
                                                  ----------------- ----------
   U.S. Government Securities Fund and High
    Income Fund.................................. $0 - $200 million    0.75%
                                          greater than $200 million    0.72%
                                          greater than $400 million    0.55%
   Federal Securities Fund....................... $0 - $25  million    0.55%
                                          greater than $25  million    0.50%
                                          greater than $50  million    0.45%
   Diversified Income Fund....................... $0 - $350 million    0.65%
                                          greater than $350 million    0.60%
   Tax Exempt Insured Fund....................... $0 - $350 million    0.50%
                                          greater than $350 million    0.45%

  For the year ended March 31, 1999, SAAMCo has agreed to reimburse expenses of $25,146 on Class II of the High Income Fund.

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"). Each Fund, has adopted a Distribution Plan (the "Plan") in accordance

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 1999 - (continued)

  with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans, hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, .75% and .75%, respectively, of average daily net assets of such Fund's Class A, Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class II Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended March 31, 1999, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class B and Class II fund shares. SACS has advised the Funds that for the year ended March 31, 1999, the proceeds received from Class A and Class II sales (and paid out to affiliated and non-affiliated broker-dealers) and Class B and Class II redemptions were as follows:

                                            Class A                   Class B
                             -------------------------------------- ------------
                                                                     Contingent
                              Sales     Affiliated   Non-affiliated   Deferred
                             Charges  Broker-dealers Broker-dealers Sales Charge
                             -------- -------------- -------------- ------------
   U.S. Government Securi-
    ties Fund..............  $ 54,336    $ 25,889       $ 18,702      $108,425
   Federal Securities Fund.   160,952      39,391         95,975        31,924
   Diversified Income Fund.   118,172      28,777         68,304        68,893
   High Income Fund........   646,406     164,766        384,575       304,148
   Tax Exempt Insured Fund.    67,138      26,691         29,723        55,250

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 1999 - (continued)


                                           Class II                  Class II
                             ------------------------------------- ------------
                                                                    Contingent
                              Sales    Affiliated   Non-affiliated   Deferred
                             Charges Broker-dealers Broker-dealers Sales Charge
                             ------- -------------- -------------- ------------
   U.S. Government
    Securities Fund........  $   --     $   --         $   --         $  --
   Federal Securities Fund.      --         --             --            --
   Diversified Income Fund.      --         --             --            --
   High Income Fund........   57,413     10,046         47,367         5,712
   Tax Exempt Insured Fund.      --         --             --            --

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"). Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of .22% of average daily net assets, which is approved annually by the Trustees. For the year ended March 31, 1999 the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                               Payable At
                                      Expenses               March 31, 1999
                             -------------------------- ------------------------
                             Class A  Class B  Class II Class A Class B Class II
                             -------- -------- -------- ------- ------- --------
   U.S. Government
    Securities Fund........  $236,349 $375,986 $  --    $24,404 $22,755  $  --
   Federal Securities Fund.    72,130   47,244    --      6,562   4,787     --
   Diversified Income Fund.    56,005  111,615    --      5,268   7,035     --
   High Income Fund........   134,768  254,878  11,618   12,603  22,445   1,754
   Tax Exempt Insured Fund.   186,007   49,088    --     15,199   4,055     --

Note 4. Purchases and Sales of Investment Securities

  The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended March 31, 1999 were as follows:

                                U.S.
                             Government    Federal   Diversified     High     Tax Exempt
                             Securities  Securities    Income       Income      Insured
                                Fund        Fund        Fund         Fund        Fund
                             ----------- ----------- ----------- ------------ -----------
   Purchases (excluding
    U.S. government
    securities)............  $        -- $        -- $31,374,009 $250,553,474 $35,885,093
   Sales (excluding U.S.
    government securities).           --          --  44,074,456  213,097,379  45,356,844
   Purchases of U.S.
    government securities..  779,778,579 249,848,480   4,156,250           --          --
   Sales of U.S. government
    securities.............  795,265,780 231,071,319     787,094           --          --

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 1999 - (continued)


Note 5. Portfolio Securities (Tax Basis)

  The Funds intend to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable and tax exempt) to their shareholders. Therefore, no federal income tax or excise tax provisions are required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                U.S.
                             Government     Federal    Diversified       High      Tax Exempt
                             Securities   Securities      Income        Income       Insured
                                Fund         Fund          Fund          Fund         Fund
                            ------------  -----------  ------------  ------------  -----------
   Cost.................... $265,218,745  $64,363,979  $ 74,278,886  $222,255,822  $93,851,658
                            ============  ===========  ============  ============  ===========
   Appreciation............ $    843,454  $   656,987  $    902,725  $  3,957,822  $ 7,466,186
   Depreciation............   (4,433,849)    (742,007)  (11,636,159)  (20,716,818)    (160,821)
                            ------------  -----------  ------------  ------------  -----------
   Unrealized appreciation
    (depreciation)--net.... $ (3,590,395) $   (85,020) $(10,733,434) $(16,758,996) $ 7,305,365
                            ============  ===========  ============  ============  ===========

  At March 31, 1999, U.S. Government Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had capital loss carryforwards of $21,489,722, $26,768,374, $26,090,783 and $1,722,555, respectively, which were available to the extent provided in regulations and which will expire between 2003-2007. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

  U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund and High Income Fund had post October 31, 1998 capital loss deferrals of $1,026,390, $158,519, $792,683 and $3,784,428, respectively.

  U.S. Government Securities Fund and Tax Exempt Insured Fund utilized capital loss carryforwards of $7,977,687 and $1,616,431, respectively, to offset the Funds' net taxable gains realized and recognized in the year ended March 31, 1999.

  High Income Fund had capital loss carryforwards expire of $1,680,742 in the year ended March 31, 1999.

Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each series were as follows:

                                                    U.S. Government Securities Fund
                  ----------------------------------------------------------------------------------------------------------
                                      Class A                                               Class B
                  --------------------------------------------------  ------------------------------------------------------
                          For the                   For the                    For the                     For the
                        year ended                year ended                 year ended                  year ended
                      March 31, 1999            March 31, 1998             March 31, 1999              March 31, 1998
                  ------------------------  ------------------------  --------------------------  --------------------------
                    Shares       Amount       Shares       Amount       Shares        Amount        Shares        Amount
                  ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
Shares sold.....   8,264,613  $ 72,464,041   1,561,577  $ 13,510,139    1,305,435  $  11,513,365      482,064  $   4,147,772
Reinvested
 dividends......     397,809     3,480,635     440,207     3,777,028      539,911      4,723,751      872,849      7,489,193
Shares redeemed.  (4,231,931)  (37,087,783) (4,288,472)  (36,902,611) (12,730,947)  (111,542,158) (11,930,767)  (102,271,581)
                  ----------  ------------  ----------  ------------  -----------  -------------  -----------  -------------
Net increase
 (decrease) ....   4,430,491  $ 38,856,893  (2,286,688) $(19,615,444) (10,885,601) $ (95,305,042) (10,575,854) $ (90,634,616)
                  ==========  ============  ==========  ============  ===========  =============  ===========  =============

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 1999 - (continued)


                                                      Federal Securities Fund
                  ------------------------------------------------------------------------------------------------------
                                     Class A                                             Class B
                  -------------------------------------------------  ---------------------------------------------------
                          For the                  For the                   For the                    For the
                        year ended                year ended                year ended                year ended
                      March 31, 1999            March 31, 1998            March 31, 1999            March 31, 1998
                  ------------------------  -----------------------  -------------------------  ------------------------
                    Shares       Amount       Shares      Amount       Shares        Amount       Shares       Amount
                  ----------  ------------  ----------  -----------  -----------  ------------  ----------  ------------
Shares sold.....     973,487  $ 10,707,321     374,888  $ 4,088,015    1,277,925  $ 14,167,962     358,787  $  3,922,859
Reinvested
 dividends......     222,232     2,436,734     118,009    1,278,607      144,050     1,582,721      65,988       716,876
Shares redeemed.    (712,743)   (7,892,874)   (560,471)  (6,066,157)    (693,466)   (7,686,412)   (537,411)   (5,824,823)
                  ----------  ------------  ----------  -----------  -----------  ------------  ----------  ------------
Net increase
 (decrease).....     482,976  $  5,251,181     (67,574) $  (699,535)     728,509  $  8,064,271    (112,636) $ (1,185,088)
                  ==========  ============  ==========  ===========  ===========  ============  ==========  ============
                                                      Diversified Income Fund
                  ------------------------------------------------------------------------------------------------------
                                     Class A                                             Class B
                  -------------------------------------------------  ---------------------------------------------------
                          For the                  For the                   For the                    For the
                        year ended                year ended                year ended                year ended
                      March 31, 1999            March 31, 1998            March 31, 1999            March 31, 1998
                  ------------------------  -----------------------  -------------------------  ------------------------
                    Shares       Amount       Shares      Amount       Shares        Amount       Shares       Amount
                  ----------  ------------  ----------  -----------  -----------  ------------  ----------  ------------
Shares sold.....   3,989,403  $ 15,974,448   1,839,412  $ 8,430,833    1,892,787  $  7,937,250   2,110,864  $  9,588,048
Reinvested
 dividends......     365,889     1,490,168     240,267    1,101,956      615,323     2,538,684     671,248     3,082,375
Shares redeemed.  (2,435,211)   (9,859,556) (1,776,362)  (8,143,958)  (6,554,005)  (26,364,632) (7,008,938)  (32,175,337)
                  ----------  ------------  ----------  -----------  -----------  ------------  ----------  ------------
Net increase
 (decrease).....   1,920,081  $  7,605,060     303,317  $ 1,388,831   (4,045,895) $(15,888,698) (4,226,826) $(19,504,914)
                  ==========  ============  ==========  ===========  ===========  ============  ==========  ============
                                                         High Income Fund
                  ------------------------------------------------------------------------------------------------------
                                     Class A                                             Class B
                  -------------------------------------------------  ---------------------------------------------------
                          For the                  For the                   For the                    For the
                        year ended                year ended                year ended                year ended
                      March 31, 1999            March 31, 1998            March 31, 1999            March 31, 1998
                  ------------------------  -----------------------  -------------------------  ------------------------
                    Shares       Amount       Shares      Amount       Shares        Amount       Shares       Amount
                  ----------  ------------  ----------  -----------  -----------  ------------  ----------  ------------
Shares sold.....   6,086,279  $ 42,445,367   2,986,074  $22,434,607   13,399,499  $ 91,660,779   9,598,071  $ 70,922,480
Reinvested
 dividends......     525,820     3,659,806     321,604    2,408,861      829,858     5,809,350     630,317     4,732,950
Shares redeemed.  (3,324,718)  (23,428,228) (1,885,818) (13,976,905) (11,559,609)  (82,094,160) (8,118,195)  (59,444,035)
                  ----------  ------------  ----------  -----------  -----------  ------------  ----------  ------------
Net increase....   3,287,381  $ 22,676,945   1,421,860  $10,866,563    2,669,748  $ 15,375,969   2,110,193  $ 16,211,395
                  ==========  ============  ==========  ===========  ===========  ============  ==========  ============
                                 High Income Fund
                  -------------------------------------------------
                                     Class II
                  -------------------------------------------------
                                                For the period
                          For the             February 2, 1998*
                        year ended                 through
                      March 31, 1999            March 31, 1998
                  ------------------------  -----------------------
                    Shares       Amount       Shares      Amount
                  ----------  ------------  ----------  -----------
Shares sold.....   1,554,031  $ 10,802,791     146,640  $ 1,136,487
Reinvested
 dividends......      38,156       258,431         396        3,080
Shares redeemed.    (218,224)   (1,519,068)        (14)        (112)
                  ----------  ------------  ----------  -----------
Net increase....   1,373,963  $  9,542,154     147,022  $ 1,139,455
                  ==========  ============  ==========  ===========

* Commencement of sale of respective class of shares

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 1999 - (continued)

                                                         Tax Exempt Insured Fund
                        ------------------------------------------------------------------------------------------------
                                            Class A                                          Class B
                        --------------------------------------------------  --------------------------------------------
                                For the                   For the                 For the                For the
                              year ended                year ended               year ended             year ended
                            March 31, 1999            March 31, 1998           March 31, 1999         March 31, 1998
                        ------------------------  ------------------------  ---------------------  ---------------------
                          Shares       Amount       Shares       Amount      Shares     Amount      Shares     Amount
                        ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold............    290,778  $  3,833,108     139,133  $  1,784,062   328,049  $ 4,319,836   338,073  $ 4,316,434
Reinvested dividends...    142,103     1,866,608     166,540     2,132,131    37,664      494,763    45,130      578,035
Shares redeemed........ (1,046,604)  (13,732,604) (1,483,284)  (18,915,862) (463,939)  (6,104,868) (657,257)  (8,386,367)
                        ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net decrease...........   (613,723) $ (8,032,888) (1,177,611) $(14,999,669)  (98,226) $(1,290,269) (274,054) $(3,491,898)
                        ==========  ============  ==========  ============  ========  ===========  ========  ===========

Note 7. Commitments and Contingencies

  The SunAmerica Family of Mutual Funds has established an uncommitted line of credit with the State Street Bank and Trust Company, the Funds' custodian, with interest payable at the Federal Funds rate plus 100 basis points with respect to the U.S. Government Securities Fund and Federal Securities Fund, and Federal Funds rate plus 125 basis points with respect to the Diversified Income Fund and the High Income Fund. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the year ended March 31, 1999, the Diversified Income Fund and the High Income Fund had borrowings outstanding for 16 and 79 days, respectively, under the line of credit and incurred $1,902 and $27,462, respectively, in interest charges related to these borrowings. The Diversified Income Fund's and the High Income Fund's average amount of debt under the line of credit for the days utilized was $673,134 and $1,951,260, respectively, at a weighted average interest of 6.36% and 6.41%, respectively. The Funds did not have any outstanding borrowings at March 31, 1999.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's Account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of March 31, 1999, U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 1999 - (continued)

  Fund and Tax Exempt Insured Fund had accrued $83,466, $9,544, $18,687, $24,454 and $22,360, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the year ended March 31, 1999 expensed $11,701, $1,870, $3,199, $5,933 and $4,102, respectively, for the Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

Note 9. Subsequent Events

  Effective June 1, 1999, U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund and Tax Exempt Insured Fund will offer Class II Shares.

SunAmerica Income Fund
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of SunAmerica Income Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica U.S. Government Securities Fund, SunAmerica Federal Securities Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund (constituting SunAmerica Income Funds, hereafter referred to as the "Fund") at March 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
May 12, 1999

SunAmerica Income Fund
SHAREHOLDER TAX INFORMATION (unaudited)


Certain tax information regarding the SunAmerica Income Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable periods ended March 31, 1999. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1999. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2000.

During the year ended March 31, 1999 the Funds paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                      Net          Net           Net      Qualifying % for the
                           Total   Investment  Short-Term     Long-Term      70% Dividends
                         Dividends   Income   Capital gains Capital gains  Received Deduction
                         --------- ---------- ------------- ------------- --------------------
U.S. Government
 Securities Fund
 Class A................   $0.43     $0.43        $--           $--                -- %
U.S. Government
 Securities Fund
 Class B................    0.37      0.37         --            --                --
Federal Securities Fund
 Class A................    1.03      0.53        0.48          0.02               --
Federal Securities Fund
 Class B................    0.96      0.46        0.48          0.02               --
Diversified Income Fund
 Class A................    0.42      0.42         --            --               0.13
Diversified Income Fund
 Class B................    0.39      0.39         --            --               0.13
High Income Fund
 Class A................    0.69      0.69         --            --               1.23
High Income Fund
 Class B................    0.64      0.64         --            --               1.23
High Income Fund
 Class II...............    0.64      0.64         --            --               1.23
Tax Exempt Insured Fund
 Class A*...............    0.54      0.54         --            --                --
Tax Exempt Insured Fund
 Class B*...............    0.46      0.46         --            --                --

------
* Tax exempt interest dividends

SunAmerica Income Funds
SHAREHOLDER INFORMATION (unaudited)
Supplemental Proxy Information: A Special Meeting of the Shareholders of the SunAmerica Income Funds was held on December 30, 1998. Each of the applicable Funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the Funds unless otherwise specified.

1. Election of Trustees:

                                                       Votes in    Votes
                                                       Favor of  Abstained
                                                      ---------- ---------
      S. James Coppersmith .......................... 50,218,796 2,743,930
      Samuel M. Eisenstat............................ 50,223,152 2,739,574
      Stephen J. Gutman.............................. 50,225,438 2,737,288
      Peter A. Harbeck............................... 50,225,438 2,737,288
      Sebastiano Sterpa.............................. 50,225,438 2,737,288

2. To approve a new investment advisory and management agreement between SunAmerica Income Funds on behalf of each separate investment portfolio thereof, and SunAmerica Asset Management Corp. the terms of which are identical in all material respects to the existing investment advisory and management agreement.

            Votes in                       Votes                                          Votes
            Favor of                      Against                                       Abstained
           ----------                     -------                                       ---------
           48,986,216                     750,224                                       3,226,280

3. To approve changing the fundamental investment restriction relating to:

  (a) short sales of securities;

            Votes in                      Votes                                       Votes
            Favor of                     Against                                    Abstained
           ----------                   ---------                                   ----------
           38,075,415                   2,234,667                                   12,652,644

  (b) the ability to engage in borrowing transactions; and

            Votes in                      Votes                                       Votes
            Favor of                     Against                                    Abstained
           ----------                   ---------                                   ----------
           37,878,349                   2,450,609                                   12,633,768

  (c) the ability to engage in lending transactions.

            Votes in                      Votes                                       Votes
            Favor of                     Against                                    Abstained
           ----------                   ---------                                   ----------
           38,117,028                   2,280,757                                   12,564,941

4. To ratify the selection of independent accountants.

            Votes in                       Votes                                          Votes
            Favor of                      Against                                       Abstained
           ----------                     -------                                       ---------
           49,355,932                     578,425                                       3,028,365

SunAmerica Income Funds
COMPARISONS: PORTFOLIOS VS. INDEXES

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Income Funds' portfolios to a similar investment in an index. Please note that "inception" as used herein reflects the date a Fund commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Fund which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

U.S. Government Securities Fund

The U.S. Government Securities Fund, while lagging the Index, met its objective during the fiscal year. We structured the conservative portfolio to provide current income and principal stability from shorter maturity, higher coupon premium mortgages and to generate total return from longer maturity U.S. Treasuries. However, given its inherently defensive, shorter-duration strategy, we fully anticipated that the Fund would not shine in a declining interest rate environment, which favored longer-term securities and higher yielding bonds. Still, in a volatile market such as that experienced over this past fiscal year, the Fund continues to provide a way to potentially lower risk in your broader investment portfolio.





                                   [GRAPHIC]
                                                 U.S. GOVERNMENT
                            LEHMAN BROTHERS      SECURITIES FUND
                            GOVERNMENT INDEX          CLASS B
                            ----------------     ---------------
                                  10,000              10,000
               6/89               10,804              10,377
               6/90               11,554              11,167
               6/91               12,726              12,233
               6/92               14,478              13,252
               6/93               16,345              13,980
               3/94               16,312              14,015
               3/95               17,016              14,476
               3/96               18,874              15,760
               3/97               19,685              16,282
               3/98               22,076              17,715
               3/99               23,545              18,467



----------------------------------------------------------------------------
                               Class A                 Class B
                     -------------------------------------------------------
      U.S.                             SEC                        SEC
   Government           Cumulative    Average      Cumulative    Average
   Securities          Traditional    Annual      Traditional    Annual
     Fund                Return+      Return        Return+      Return
----------------------------------------------------------------------------

   1 Year Return          4.91%       -0.08%         4.25%        0.25%
----------------------------------------------------------------------------

   5 Year Return         36.17%        5.34%        31.77%        5.35%
----------------------------------------------------------------------------

   10 Year Return          N/A          N/A         84.67%        6.33%
----------------------------------------------------------------------------

   Since Inception*      35.24%        4.71%       116.64%        6.09%
----------------------------------------------------------------------------
   + Traditional returns do not include sales load.
   * Inception Date - Class A: 10/1/93; Class B: 3/3/86

For the 12 month period ending March 31, 1999, Sun America U.S Government Securities Class B returned 0.25%, compared to 6.65% for the Lehman Brothers Government Index. (Past performance is no guarantee of future results.)

SunAmerica Income Funds
COMPARISONS: PORTFOLIOS VS. INDEXES


Federal Securities Fund

The Federal Securities Fund is the longer duration, more total return-oriented of SunAmerica's high quality, U.S. government-backed fixed income securities funds. Its Class A was ranked #3 of the 51 funds in its Lipper category for the twelve months ended March 31, 1999. The Fund is also a 2-time winner of the annual Lipper Performance Achievement Award--in 1997 and 1998*. For this fiscal year, active asset allocation and a longer-than-benchmark intermediate duration benefited the Fund's performance. As you can see in the chart below, the Fund underperformed relative to the Salomon Brothers GNMA Index, which is an unmanaged index that tracks performance of the GNMA portion of the U.S. government bond market.







                                   [GRAPHIC]


                                          FEDERAL
                  SALOMON BROTHERS    SECURITIES FUND   LIPPER GNMA
                    GNMA INDEX            CLASS B        CATEGORY
                  ----------------    ---------------   -----------
                      10,000              10,000          10,000
        3/90          11,427              11,095          11,189
        3/91          13,046              12,513          12,602
        3/92          14,628              13,835          13,919
        3/93          16,295              14,951          15,491
        3/94          16,496              14,818          15,601
        3/95          17,528              15,383          16,340
        3/96          19,437              16,942          17,918
        3/97          20,598              17,757          18,775
        3/98          22,837              19,807          20,771
        3/99          24,270              20,921          21,890


----------------------------------------------------------------------------
                               Class A                 Class B
                     -------------------------------------------------------
                                       SEC                        SEC
    Federal             Cumulative    Average      Cumulative    Average
   Securities          Traditional    Annual      Traditional    Annual
     Fund                Return+      Return        Return+      Return
----------------------------------------------------------------------------

   1 Year Return          6.21%        1.17%         5.63%        1.63%
----------------------------------------------------------------------------

   5 Year Return         45.28%        6.71%        41.18%        6.84%
----------------------------------------------------------------------------

   10 Year Return          N/A          N/A        109.21%        7.66%
----------------------------------------------------------------------------

   Since Inception*      43.62%        5.86%       245.52%        8.10%
----------------------------------------------------------------------------
   + Traditional returns do not include sales load.
   * Inception Date - Class A: 10/11/93; Class B: 4/25/83

For the 12 month period ending March 31, 1999, SunAmerica Federal Securities Class B returned 1.63%, compared to 6.27% for the Salomon Brothers GNMA Index. (*Past performance is no guarantee of future results.)

SunAmerica Income Funds
COMPARISONS: PORTFOLIOS VS. INDEXES - (continued)

Diversified Income Fund

For the previous fiscal year ending March 31, 1998, the Diversified Income Fund finished in the top decile of its Lipper category average. But the twelve months ending March 31, 1999 were a challenging year for the Fund, as both emerging markets and high yield bonds fell significantly during the third calendar quarter of 1998. And the Fund, seeking high potential appreciation, current income, and total return opportunities, was underweighted in U.S. Treasuries, a sector that benefited from a flight to quality during this volatile period. Still, it is worth noting that when high yield and emerging market bonds rallied back, the Fund's, Class A ranked #13 of 101 funds in its Lipper category for the first quarter of 1999. Because the Fund invests in several sectors of the bond market, we did not compare it to any one benchmark.





                                   [GRAPHIC]
         JP MORGAN
      GLOBAL GOVERNMENT   LEHMAN BROTHERS      MERRILL LYNCH       DIVERSIFIED
           BOND              GOVERNMENT     HIGH YIELD MASTER II   INCOME FUND
          INDEX                INDEX             INDEX               CLASS B
      -----------------   ---------------   --------------------   -----------
         10,000              10,000             10,000               10,000
10/91    10,905              10,808             11,699               10,346
10/92    12,275              11,925             13,657               10,362
10/93    13,625              13,491             16,132               11,699
3/94     13,578              12,991             16,088               11,405
3/95     15,217              13,552             17,202               10,782
3/96     15,032              16,217             19,841               12,194
3/97     15,677              16,559             21,932               13,503
3/98     17,581              17,977             25,354               15,544
3/99     18,752              19,726             25,848               14,102


---------------------------------------------------------------------------
                              Class A                    Class B
                    -------------------------------------------------------
                                       SEC                        SEC
  Diversified         Cumulative     Average      Cumulative    Average
    Income            Traditional    Annual      Traditional    Annual
     Fund               Return+      Return        Return+      Return
---------------------------------------------------------------------------

   1 Year Return         -8.75%      -13.09%        -9.28%      -12.91%
---------------------------------------------------------------------------

   5 Year Return         27.18%        3.91%        23.65%        4.00%
---------------------------------------------------------------------------

   Since Inception*      25.32%        3.27%        41.02%        4.39%
---------------------------------------------------------------------------
   + Traditional returns do not include sales load.
   * Inception Date - Class A: 10/5/93; Class B: 4/6/91

For the 12 month period ending March 31, 1999, SunAmerica Diversified Income Class B returned -12.91%, compared to 1.95% for the Merrill Lynch High Yield Master II Index. (Past performance is no guarantee of future results.)

SunAmerica Income Funds
COMPARISONS: PORTFOLIOS VS. INDEXES - (continued)


High Income Fund

All high yield sectors traded down in the third calendar quarter of 1998, impacting the High Income Fund's performance for the fiscal year ending March 31, 1999. The Fund underperformed the Merrill Lynch High Yield Master II Index, an unmanaged index of high yield bonds. However, when the high yield market in general and the telecommunications and cyclical sectors in particular began to rally, the Fund was well positioned to benefit. The Fund ranked in the top quintile of the 318 funds in its Lipper category for the first quarter of 1999. Over the past ten years, the high yield bond market has historically outperformed traditional fixed income instruments. While past performance is no guarantee of future results, we continue to believe this sector represents excellent value.


                                   [GRAPHIC]

                            MERRILL LYNCH         HIGH INCOME
                         HIGH YIELD MASTER II        FUND
                                 INDEX              CLASS A
                            ----------------     ---------------
                                  10,000               9,525
               3/90                9,808               8,586
               3/91               11,183               9,406
               3/92               14,372              12,715
               3/93               16,644              14,641
               3/94               17,991              15,974
               3/95               19,237              15,509
               3/96               22,189              17,127
               3/97               24,526              19,091
               3/98               28,353              22,923
               3/99               28,906              21,532

-----------------------------------------------------------------------------------------------------
                            Class A                 Class B                     Class II
                   ----------------------------------------------------------------------------------
                                    SEC                        SEC                             SEC
      High           Cumulative    Average      Cumulative    Average         Cumulative     Average
     Income         Traditional    Annual      Traditional    Annual         Traditional     Annual
      Fund            Return+      Return        Return+      Return           Return+       Return
-----------------------------------------------------------------------------------------------------
   1 Year Return      -6.07%      -10.53%        -6.62%      -10.36%            -6.47%       -7.41%
-----------------------------------------------------------------------------------------------------

   5 Year Return      34.80%        5.13%        30.91%        5.21               N/A          N/A
-----------------------------------------------------------------------------------------------------

   10 Year Return    126.13%        7.98%         N/A          N/A                N/A          N/A
-----------------------------------------------------------------------------------------------------

   Since Inception*  167.64%        7.77%        34.13%        5.34%            -4.43%       -5.55%
-----------------------------------------------------------------------------------------------------

   + Traditional returns do not include sales load
   * Inception Date - Class A: 9/19/86; Class B: 10/1/93; Class II: 2/2/98

For the 12 month period ending March 31, 1999, SunAmerica High Income Class A returned -10.53%, compared to 1.95% for the Merrill Lynch High Yield Master II Index. (Past performance is no guarantee of future results.)

SunAmerica Income Funds
COMPARISONS: PORTFOLIOS VS. INDEXES

Tax Exempt Insured Fund

The Fund underperformed the return for the Lehman Brothers Municipal Bond Index, but please note that this is an unmanaged index consisting of municipal bonds that may not be insured as to the timely payment of principal and interest. In contrast, at least 65% of the holdings of the Tax Exempt Insured Fund are insured under normal conditions. In fact, on March 31, 1999, approximately 90% of the Fund's holdings were either insured or rated AAA. This Fund continues to be conservatively managed, focusing on individual bonds' credit quality, coupon and call structure, and relative market demand. We also manage the Fund as an intermediate to long-term portfolio, designed to provide potentially greater stability despite rate fluctuations.

                                   [GRAPHIC]


                            LEHMAN BROTHERS       TAX EXEMPT
                             MUNICIPAL BOND      INSURED FUND
                                 INDEX              CLASS A
                            ----------------     ---------------
                                  10,000               9,525
             Oct-89               10,728              10,041
              10/90               11,525              10,672
              10/91               12,927              11,592
              10/92               14,013              12,280
              10/93               15,985              12,502
               3/94               15,290              12,880
               3/95               16,431              13,778
               3/96               17,807              14,793
               3/97               18,781              15,421
               3/98               20,793              17,006
               3/99               22,083              17,779


-------------------------------------------------------------------------
                            Class A                 Class B
                    -----------------------------------------------------
       Tax                          SEC                        SEC
     Exempt          Cumulative    Average      Cumulative    Average
     Insured        Traditional    Annual      Traditional    Annual
      Fund            Return+      Return        Return+      Return
-------------------------------------------------------------------------
   1 Year Return       4.55%       -0.42%         3.78%       -0.22%
-------------------------------------------------------------------------

   5 Year Return      38.03%        5.63%        33.50%        5.63%
-------------------------------------------------------------------------

   10 Year Return     86.66%        5.92%         N/A          N/A
-------------------------------------------------------------------------

   Since Inception*  138.10%        6.33%        26.74%        4.25%
-------------------------------------------------------------------------
   + Traditional returns do not include sales load.
   * Inception Date - Class A: 11/22/85; Class B: 10/4/93

For the 12 month period ending March 31, 1999, SunAmerica Tax Exempt Insured Class A returned -0.42%, compared to 6.20% for the Lehman Brothers Municipal Bond Index. (Past performance is no guarantee of future results.)

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                                ---------------
[LOGO] SunAmerica                                  BULK RATE
       Mutual Funds                              U.S. POSTAGE
                                                     PAID
     The SunAmerica Center                      Kansas City, MO
     733 Third Avenue                           Permit No. 2891
     New York, NY 10017-3204                    ---------------





Trustees
  S. James Coppersmith
  Samuel M. Eisenstat
  Stephen J. Gutman
  Peter A. Harbeck
  Sebastiano Sterpa

Officers
  Peter A. Harbeck, President
  James T. McGrath, Vice President
  John Risner, Vice President
  Robert M. Zakem, Secretary
  Peter C. Sutton, Treasurer
  John T. Genoy, Assistant Treasurer
  Donna M. Handel, Assistant Treasurer
  Cheryl L. Hawthorne, Assistant Treasurer
  Peter E. Pisapia, Assistant Secretary
  Abbe P. Stein, Assistant Secretary

Investment Adviser
  SunAmerica Asset Management Corp.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204

Distributor
  SunAmerica Capital Services, Inc.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204

Shareholder Servicing Agent
  SunAmerica Fund Services, Inc.
  The SunAmerica Center
  733 Third Avenue
  New York, NY 10017-3204

Custodian and Transfer Agent
  State Street Bank and Trust Company
  P.O. Box 419572
  Kansas City, MO 64141-6572

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.



IF ANN